UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

CALCIMEDICA, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CALCIMEDICA, INC.

505 Coast Boulevard South, Suite 307

La Jolla, Ca 92037

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Wednesday, August 9, 2023

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) of CalciMedica, Inc. (the “Company”) will be held via a virtual meeting. You will be able to participate in the 2023 Annual Meeting and vote via live webcast by visiting www.proxydocs.com/CALC on Wednesday, August 9, 2023 at 9:00 a.m. (Pacific Time). We believe that a virtual stockholder meeting provides greater access to those who may want to attend and provides a safer forum in light of the ongoing COVID-19 pandemic, and therefore we have chosen this over an in-person meeting. It is important that you retain a copy of the 12 digit control number found on the proxy card or voting instruction form, as such number will be required in order for stockholders to gain access to the virtual meeting.

We are holding the meeting for the following purposes, which are more fully described in the accompanying proxy statement:

1.
To elect two Class III directors, each to serve a three-year term through the 2026 annual meeting of stockholders following this meeting and until a successor has been elected and qualified or until earlier resignation or removal.
2.
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on June 23, 2023 (the “Record Date”) are entitled to receive notice of, and to vote at, the meeting and any adjournments thereof. This Notice and the accompanying proxy statement are being mailed out to stockholders as of the record date beginning on or about June 28, 2023.

For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available upon request by any stockholder for any purpose relating to the meeting. Stockholders can request the list of stockholders during ordinary business hours, at our principal place of business.

The stockholder list will also be available during the virtual meeting via www.proxydocs.com/CALC.

Your vote as a stockholder of the Company is very important. Each share of common stock that you own represents one vote.

For questions regarding your stock ownership, you may contact us at our Investor Relations department at calcimedica@argotpartners.com or, if you are a registered holder, our transfer agent, American Stock Transfer & Trust Company, LLC by email through their website at www.astfinancial.com. Whether or not you expect to attend the meeting, we encourage you to read the proxy statement and vote through the internet or by telephone, or to request, sign and return your proxy card as soon as possible, so that your shares may be represented at the meeting. For specific instructions on how to vote your shares, please refer to the section entitled “General Proxy Information” in the proxy statement.

By Order of the Board of Directors,

A. Rachel Leheny, Ph.D.

Chief Executive Officer

La Jolla, California

June 28, 2023

Important Notice Regarding the Availability of Proxy Materials for the virtual Annual Meeting of Stockholders to be held on August 9, 2023: the Proxy Statement and our 2022 Annual Report on Form 10-K are available at www.proxydocs.com/CALC.

CALCIMEDICA, INC.

PROXY STATEMENT FOR 2023 ANNUAL MEETING OF STOCKHOLDERS

EXPLANATORY NOTE

On March 20, 2023, the Delaware corporation formerly known as “Graybug Vision, Inc.” completed its previously announced merger transaction in accordance with the terms and conditions of the Agreement and Plan of Merger and Reorganization, dated as of November 21, 2022, as amended on February 10, 2023 (the “Merger Agreement”), by and among Graybug Vision, Inc. (“Graybug”), Camaro Merger Sub, Inc., a wholly owned subsidiary of Graybug (“Merger Sub”), and CalciMedica, Inc. (“CalciMedica”), pursuant to which Merger Sub merged with and into CalciMedica, with CalciMedica surviving the merger as a wholly owned subsidiary of Graybug (the “Merger”). Additionally, on March 20, 2023, the Company changed its name from “Graybug Vision, Inc.” to “CalciMedica, Inc.” (the “Company”).

In this Proxy Statement, unless the context indicates otherwise, the terms “Company,” “we,” “us,” and “our” refer to (i) Graybug Vision, Inc., for periods prior to the effectiveness of the Merger and (ii) CalciMedica, Inc. for periods following the effectiveness of the Merger.

On March 17, 2023, in connection with the transactions contemplated by the Merger Agreement, we filed an Amended and Restated Certificate of Incorporation effecting a reverse stock split of our common stock at a ratio of 14:1 (the “Reverse Stock Split”). As a result of the Reverse Stock Split, the number of issued and outstanding shares of our common stock immediately prior to the Reverse Stock Split was reduced into a smaller number of shares, such that every 14 shares of our common stock held by a stockholder immediately prior to the Reverse Stock Split were combined and reclassified into one share of common stock after the Reverse Stock Split. The information in this Proxy Statement as of and for the periods prior to the effective date of the Merger does not give effect to the Reverse Stock Split.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement includes forward-looking statements, which are statements other than statements of historical facts and statements in the future tense. These statements include, but are not limited to, statements regarding our business, our business strategy and plans, our objectives and future operations. In some cases, you can identify forward-looking statements by terms such as “aim,” “may,” “will,” “should,” “expect,” “believe,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “seeks,” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words.

Forward-looking statements are based upon various estimates and assumptions, as well as information known to us as of the date hereof and are subject to risks and uncertainties. Accordingly, actual results could differ materially due to a variety of factors. These risks and uncertainties include, but are not limited to, those described under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, and our other Securities and Exchange Commission, or SEC, filings, which are available on the Investor Relations page of our website at https://ir.calcimedica.com and on the SEC website at www.sec.gov.

All forward-looking statements contained herein are based on information available to us as of the date hereof and you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to update any of these forward-looking statements for any reason after the date of this Proxy Statement or to conform these statements to actual results or revised expectations, except as required by law. Undue reliance should not be placed on forward-looking statements.

CALCIMEDICA, INC.

505 Coast Boulevard South, Suite 307

La Jolla, CA 92037

PROXY STATEMENT FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 9, 2023

INFORMATION ABOUT SOLICITATION AND VOTING

The accompanying proxy is solicited on behalf of the Board of Directors of CalciMedica, Inc. for use at the Company’s 2023 Annual Meeting of Stockholders to be held virtually at www.proxydocs.com/CALC on Wednesday, August 9, 2023 at 9:00 a.m (Pacific Time), and any adjournment or postponement thereof. This Proxy Statement for the Annual Meeting, or Proxy Statement, and the accompanying form of proxy were first distributed and made available to stockholders on or about June 28, 2023. An annual report for the fiscal year ended December 31, 2022 is available with this Proxy Statement by following the instructions in the Notice of Internet Availability of Proxy Materials. References to our website in this Proxy Statement are not intended to function as hyperlinks and the information contained on our website is not intended to be incorporated into this Proxy Statement.

GENERAL INFORMATION ABOUT THE MEETING

Purpose of the Meeting

At the meeting, stockholders will act upon the proposals described in this Proxy Statement. In addition, we will consider any other matters that are properly presented for a vote at the meeting. We are not aware of any other matters to be submitted for consideration at the meeting. If any other matters are properly presented for a vote at the meeting, the persons named in the proxy, who are officers of the Company, have the authority in their discretion to vote the shares represented by the proxy.

Record Date; Quorum

Only holders of record of common stock at the close of business on the Record Date will be entitled to vote at the meeting. At the close of business on the Record Date, there were 5,661,933 shares of common stock outstanding and entitled to vote.

The holders of a majority of the voting power of the shares of stock entitled to vote at the meeting as of the record date must be present or represented by proxy at the meeting in order to hold the meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the meeting if you are present and vote online at the virtual meeting or if you have properly submitted a proxy.

GENERAL PROXY INFORMATION

Voting Rights; Required Vote

Each holder of shares of common stock is entitled to one vote for each share of common stock held as of the close of business on the Record Date. You may vote all shares owned by you at such date, including (1) shares held directly in your name as the stockholder of record and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee or other nominee. Dissenters’ rights are not applicable to any of the matters being voted on.

Stockholder of Record: Shares Registered in Your Name. If on the Record Date, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the meeting, or vote in advance through the internet or by telephone, or if you request to receive paper proxy materials by mail, by filling out and returning the proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Nominee. If on the Record Date, your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your broker on how to vote the shares held in your account, and your broker has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. Because the brokerage firm, bank or other nominee that holds your shares is the stockholder of record, if you wish to attend the meeting and vote your shares, you must obtain a valid proxy from the firm that holds your shares giving you the right to vote the shares at the meeting.

Proposal No. 1 (Election of two Class III directors). Each director will be elected by a plurality of the votes cast at the meeting. This means that the two individuals nominated for election to the Board of Directors at the meeting receiving the highest number of “FOR” votes will be elected. You may either vote “FOR” one or both of the nominees or “WITHHOLD” your vote with respect to one or both of the nominees. Because directors are elected by a plurality of the votes received, only votes “FOR” will affect the outcome.

Proposal No. 2 (Ratification of Independent Registered Public Accounting Firm) will be approved if the holders of a majority of shares present online at the meeting or represented by proxy and entitled to vote on the matter vote “FOR”. If you “ABSTAIN” from voting, it will have the same effect as an “AGAINST” vote. Proposal No. 2 is considered a routine matter, and therefore no broker non-votes are expected to exist in connection with Proposal No. 2.

A proxy submitted by a stockholder may indicate that the shares represented by the proxy are not being voted (stockholder withholding) with respect to a particular matter. In addition, a broker may not be permitted to vote on shares held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock (broker non-vote). The shares subject to a proxy which are not being voted on a particular matter because of either stockholder withholding or broker non-votes will count for purposes of determining the presence of a quorum, but are not treated as votes cast and, therefore, will have no effect on the election of directors, or the ratification of the appointment of Ernst & Young LLP. Abstentions are voted neither “for” nor “against” a matter, and, therefore, will have no effect on the election of directors or the ratification of the appointment of Ernst & Young LLP, but are counted in the determination of a quorum.

Recommendations of the Board of Directors on Each of the Proposals Scheduled to be Voted on at the Meeting

The Board of Directors recommends that you vote FOR the election of each of the Class III directors named in this Proxy Statement (Proposal 1) and FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 2).

None of the Company’s directors or executive officers has any substantial interest in any matter to be acted upon, other than elections to office with respect to the directors nominated in Proposal 1.

Voting Instructions; Voting of Proxies

If you are a stockholder of record, you may:

•
vote online at the Annual Meeting -attend the Annual Meeting online and follow the instructions posted at www.proxydocs.com/CALC. You will need the 12 digit control number included on your proxy card or voting instruction form, or included in the e-mail to you if you received the proxy materials by e-mail;
•
vote through the internet or by telephone - in order to do so, please follow the instructions shown on your proxy card; or
•
vote by mail - if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign and date the proxy card and return it as soon as possible before the meeting in the envelope provided.

Submitting your proxy, whether by telephone, through the internet or by mail if you requested or received a paper proxy card, will not affect your right to vote online should you decide to attend the virtual meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct how to vote your shares. For Proposal 1, you may either vote “FOR” all of the nominees to the Board of Directors, or you may “WITHHOLD” your vote from any nominee you specify. For Proposal 2, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure that your vote is counted.

All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the meeting, your shares will be voted in accordance with the recommendations of our Board of Directors stated above.

If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum for the meeting.

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each proxy card and vote each proxy card. If you requested or received paper proxy materials by mail, please complete, sign, date and return each proxy card to ensure that all of your shares are voted.

Expenses of Soliciting Proxies

We will pay the expenses associated with soliciting proxies. Following the original distribution and mailing of the solicitation materials, we or our agents may solicit proxies by mail, email, telephone, facsimile, by other similar means, or in person. Our directors, officers and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, email or otherwise. Following the original distribution and mailing of the solicitation materials, we will request brokers, custodians, nominees and other record holders to forward copies of those materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials and/or vote through the internet, you are responsible for any internet access charges you may incur.

Revocability of Proxies

A stockholder of record who has given a proxy may revoke it at any time before the closing of the polls by the inspector of elections at the meeting by:

•
delivering to our Corporate Secretary (by any means, including facsimile) a written notice stating that the proxy is revoked;

•
signing and delivering a proxy bearing a later date;
•
voting again through the internet or by telephone; or
•
attending and voting online at the meeting by following the instructions posted at www.proxydocs.com/CALC (although attendance at the meeting will not, by itself, revoke a proxy).

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, and you wish to revoke a proxy, you must contact that firm to revoke or change any prior voting instructions.

Voting Results

Voting results will be tabulated and certified by the inspector of elections appointed for the meeting. The final results will be tallied by the inspector of elections and filed with the SEC in a Current Report on Form 8-K within four business days of the meeting.

Implications of Being an “Emerging Growth Company” and “Smaller Reporting Company”

We are an “emerging growth company” as that term is used in the Jumpstart Our Business Startups Act of 2012, and a “Smaller Reporting Company” as defined under Rule 405 of the Securities Act of 1933, and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about the Company’s executive compensation arrangements and no requirement to have non-binding advisory votes on executive compensation.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS; CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE

We are committed to good corporate governance practices. These practices provide an important framework within which our Board of Directors and management pursue our strategic objectives for the benefit of our stockholders.

Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, Board committee structure and functions, and other policies for the governance of the company. Our Corporate Governance Guidelines are available without charge on the Investors and Media section of our website at https://ir.calcimedica.com. The information on our website is not incorporated by reference into this Proxy Statement or our Annual Report.

Board Composition and Leadership Structure

The positions of Chief Executive Officer and Chair of our Board of Directors are held by two different individuals, A. Rachel Leheny, Ph.D. and Robert N. Wilson. This structure allows our Chief Executive Officer to focus on our day-to-day business while our Chair leads our Board of Directors in its fundamental role of providing advice to and independent oversight of management. Our Board of Directors believes such separation is appropriate, as it enhances the accountability of the Chief Executive Officer to the Board of Directors and strengthens the independence of the Board of Directors from management.

Board’s Role in Risk Oversight

Our Board of Directors believes that open communication between management and the Board of Directors is essential for effective risk management and oversight. Our Board of Directors meets with our Chief Executive Officer and other members of the senior management team at quarterly Board of Director meetings, where, among other topics, they discuss strategy and risks in the context of reports from the management team and evaluate the risks inherent in significant transactions. While our Board of Directors is ultimately responsible for risk oversight, our Board committees assist the Board of Directors in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures. The Compensation Committee assists our Board of Directors in assessing risks created by the incentives inherent in our compensation policies. The Nominating and Corporate Governance Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to the management of corporate, legal and regulatory risk, including oversight of cybersecurity and privacy policies.

Director Independence

Our common stock is listed on the Nasdaq Capital Market. Under the rules of the Nasdaq Stock Market LLC, or Nasdaq Stock Market, independent directors must constitute a majority of a listed company’s board of directors. In addition, the rules of the Nasdaq Stock Market require that, subject to specified exceptions, each member of a listed company’s Audit, Compensation and Nominating and Corporate Governance Committees must be an “independent director.” Under the rules of the Nasdaq Stock Market, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Additionally, Compensation Committee members must not have a relationship with the listed company that is material to the director’s ability to be independent from management in connection with the duties of a Compensation Committee member.

Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In order to be considered independent for purposes of Rule 10A-3, a member of an Audit Committee of a listed company may not, other than in his or her capacity as a member of the Audit Committee, the board of directors or any other board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board of Directors determined that all of our directors except Dr. Leheny, Frederic Guerard, Pharm.D. and Eric W. Roberts, representing four of our seven directors, are “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq Stock Market. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each directors’ business and personal activities and relationships as they may relate to us and our management, including the beneficial ownership of our capital stock by each non-employee director and any affiliates.

Diversity and Inclusion

In appointing and nominating directors, our Board of Directors considers criteria such as independence, integrity, diversity (including with respect to race, ethnicity, gender and sexuality), geography, financial skills and other expertise, breadth of experience, knowledge about our business and industry, willingness and ability to devote adequate time and effort to our Board of Directors, ability to contribute to our Board of Directors’ overall effectiveness, and the needs of our Board of Directors and its committees. While we have not adopted a specific policy regarding Board diversity, we value diversity on a company-wide basis. The following table sets forth the diversity statistics as self-identified by the members of our Board of Directors.

Board Diversity Matrix (As of the Record Date)

Total Number of Directors 7

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I:
Gender Identity
Directors	1	6	—	—

Part II:
Demographic
Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	6	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+			—
Did not Disclose Demographic Background			1

Committees of Our Board of Directors

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which has the composition and responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors. Each of these committees has a written charter, copies of which are available without charge on the Investors and Media section of our website at https://ir.calcimedica.com. The information on our website is not incorporated by reference into this Proxy Statement or our Annual Report.

Audit Committee

Our Audit Committee is composed of Eric Bjerkholt, Allan Shaw and Fred Middleton. Mr. Bjerkholt is the Chair of our Audit Committee. The composition of our Audit Committee meets the requirements for independence under the current Nasdaq Stock Market and SEC rules and regulations. Each member of our Audit Committee is financially literate. In addition, our Board of Directors has determined that Mr. Bjerkholt is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act. Our Audit Committee is directly responsible for, among other things:

•
the Company’s accounting and financial reporting processes, including its audits and the integrity of the Company’s financial statements;
•
compliance by the Company with legal and regulatory requirements;
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the qualifications, independence and performance of the Company’s independent auditors; and
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the committee report as required by the rules of the SEC to be included in the Company’s annual proxy statement.

Compensation Committee

Our Compensation Committee is composed of Mr. Shaw, Mr. Wilson and Mr. Middleton. Mr. Shaw is the Chair of our Compensation Committee. The composition of our Compensation Committee meets the requirements for independence under the current Nasdaq Stock Market and SEC rules and regulations. Our Compensation Committee is responsible for, among other things:

•
evaluating, recommending, approving and reviewing executive officer and director compensation arrangements, plans, policies and programs maintained by the Company;
•
administering the Company’s cash-based and equity-based compensation plans; and
•
making recommendations to our Board of Directors regarding any other Board of Directors responsibilities relating to executive compensation.

The Compensation Committee has the sole authority and responsibility, subject to any approval by our Board of Directors which the Compensation Committee or legal counsel determines to be desirable or required by applicable law or the Nasdaq rules, to determine all aspects of executive compensation packages for the Chief Executive Officer and other executive officers. The Compensation Committee also makes recommendations to our Board of Directors regarding the form and amount of compensation of non-employee directors. The Compensation Committee may take into account the recommendations of the Chief Executive Officer with respect to compensation of the other executive officers, and the recommendations of our Board of Directors or any member of our Board of Directors with respect to compensation of the Chief Executive Officer and other executive officers.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is composed of Mr. Wilson and Mr. Shaw. Mr. Wilson is the Chair of our Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee is responsible for, among other things:

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identifying, considering and recommending candidates for membership on our Board of Directors;
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overseeing an annual evaluation of our Board of Directors and of each committee of our Board of Directors; and
•
advising our Board of Directors on other corporate governance matters.

Code of Conduct and Ethics

Our Board of Directors has adopted a code of conduct and ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. We intend to disclose future amendments to certain provisions of our code of conduct and ethics, or waivers of these provisions, on our website or in public filings. The full text of our code of conduct and ethics is posted on the Investors and Media section of our website at https://ir.calcimedica.com. The information on our website is not incorporated by reference into this Proxy Statement or our Annual Report.

Anti-hedging

We have adopted an Insider Trading Policy that applies to all of our employees, officers and directors, which prohibits such individuals from purchasing financial instruments, or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in market value of our common stock, such as prepaid variable forward contracts, equity swaps, collars, forward sale contracts and exchange funds.

Compensation Committee Interlocks and Insider Participation

During 2022, Mr. Bjerkholt and Christina Ackermann served on our Compensation Committee. None of our current executive officers has served as a member of the Board of Directors, or as a member of the Compensation or similar committee, of any entity that has one or more executive officers who served on our Board of Directors or Compensation Committee during the fiscal year ended December 31, 2022.

Board and Committee Meetings and Attendance

The Board of Directors and its committees meet regularly throughout the year and also hold special meetings and act by written consent from time to time. During 2022, the Board of Directors held 11 meetings including telephonic meetings; the Audit Committee held four meetings; the Compensation Committee held four meetings; and the Nominating and Corporate Governance Committee held four meetings. During 2022, none of the directors then serving attended fewer than 75% of the aggregate of the total number of meetings held by the Board of Directors during his or her tenure and the total number of meetings held by all committees of the Board of Directors on which such director served during his or her tenure. The independent members of the Board of Directors also meet separately without the management director on a regular basis to discuss such matters as the independent directors consider appropriate.

Board Attendance at Annual Stockholders’ Meeting

We invite and encourage each member of our Board of Directors to attend our annual meetings of stockholders. We do not have a formal policy regarding attendance of our annual meetings of stockholders by the members of our Board of Directors. All then-serving members of our Board of Directors attended our 2022 annual meeting of stockholders in their capacity as members of our Board of Directors.

Communication with Directors

Stockholders and interested parties who wish to communicate with our Board of Directors, non-management members of our Board of Directors as a group, a committee of the Board of Directors or a specific member of our Board of Directors (including our Chair) may do so by letters addressed to:

CalciMedica, Inc.

c/o Corporate Secretary

505 Coast Boulevard South, Suite 307

La Jolla, CA 92037

All communications by letter addressed to the attention of our Corporate Secretary will be reviewed by the Corporate Secretary and provided to the members of the Board of Directors unless such communications are unsolicited items, sales materials and other routine items and items unrelated to the duties and responsibilities of the Board of Directors.

Considerations in Evaluating Director Nominees

The Nominating and Corporate Governance Committee is responsible for identifying, considering and recommending candidates to the Board of Directors for Board membership. A variety of methods are used to identify and evaluate director nominees, with the goal of maintaining and further developing a diverse, experienced and highly qualified Board of Directors. Candidates may come to our attention through current members of our Board of Directors, professional search firms, stockholders or other persons.

The Nominating and Corporate Governance Committee will recommend to the Board of Directors for selection all nominees to be proposed by the Board of Directors for election by the stockholders, including approval or recommendation of a slate of director nominees to be proposed by the Board of Directors for election at each annual meeting of stockholders, and will recommend all director nominees to be appointed by the Board of Directors to fill interim director vacancies.

Our Board of Directors encourages selection of directors who will contribute to the Company’s overall corporate goals. The Nominating and Corporate Governance Committee may from time to time review and recommend to the Board of Directors the desired qualifications, expertise and characteristics of directors, including such factors as business experience, diversity and personal skills in life sciences and biotechnology, finance, marketing, financial reporting and other areas that are expected to contribute to an effective Board of Directors. Exceptional candidates who do not meet all of these criteria may still be considered. In evaluating potential candidates for the Board of Directors, the Nominating and Corporate Governance Committee considers these factors in the light of the specific needs of the Board of Directors at that time.

In addition, under our Corporate Governance Guidelines, a director is expected to spend the time and effort necessary to properly discharge such director’s responsibilities. Accordingly, a director is expected to regularly attend meetings of the Board of Directors and committees on which such director sits, and to review prior to meetings material distributed in advance for such meetings. Thus, the number of other public company boards and other boards (or comparable governing bodies) on which a prospective nominee is a member, as well as his or her other professional responsibilities, will be considered. Also, under our Corporate Governance Guidelines, there are no limits on the number of three-year terms that may be served by a director. However, in connection with evaluating recommendations for nomination for reelection, the Nominating and Corporate Governance Committee considers director tenure. We value diversity on a company-wide basis but have not adopted a specific policy regarding Board diversity.

Stockholder Recommendations for Nominations to the Board of Directors

The Nominating and Corporate Governance Committee will consider properly submitted stockholder recommendations for candidates for our Board of Directors who meet the minimum qualifications described above. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum qualifications set forth above, based on whether or not the candidate was recommended by a stockholder. A stockholder of record can nominate a candidate for election to the Board of Directors by complying with the procedures in Article I, Section 1.12 of our bylaws. Any eligible stockholder who wishes to submit a nomination should review the requirements in the bylaws on nominations by stockholders. Any nomination should be sent in writing to our Corporate Secretary, CalciMedica, Inc., 505 Coast Boulevard South, Suite 307, La Jolla, CA 92037. Submissions must include the full name of the proposed nominee, complete biographical information, a description of the proposed nominee’s qualifications as a director, other information specified in our bylaws, and a representation that the nominating stockholder is a beneficial owner or stockholder of record of our stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. These candidates are evaluated at meetings of the Nominating and Corporate Governance Committee and may be considered at any point during the year. If any materials are provided to the Corporate Secretary by a stockholder in connection with the recommendation of a director candidate, such materials are to be forwarded to the Nominating and Corporate Governance Committee.

Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our Board of Directors is set forth below under “Stockholder Proposals to Be Presented at Next Annual Meeting.”

PROPOSAL NO. 1
ELECTION OF CLASS III DIRECTORS

Our Board of Directors is divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Our Board of Directors currently consists of seven directors. Directors and director nominees in Class III will stand for election at this meeting, Class I directors have a term expiring in 2024 and Class II directors have a term expiring in 2025. Pursuant to the terms of the Merger Agreement, each of (i) Dr. Leheny, Mr. Roberts, Mr. Wilson, Mr. Middleton and Mr. Shaw were appointed to our Board of Directors as designees of CalciMedica and (ii) Mr. Bjerkholt and Dr. Guerard remained on our Board of Directors as designees of Graybug. Our Nominating and Corporate Governance Committee recommended to our Board of Directors, and our Board of Directors nominated Mr. Wilson and Mr. Shaw, each a Class III director, for election as Class III directors at the Annual Meeting. At the recommendation of our Nominating and Corporate Governance Committee, our Board of Directors proposes that each of the Class III nominees be elected as a Class III director for a three-year term expiring at the annual meeting of stockholders to be held in 2026 and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal.

Each director will be elected by a plurality of the votes cast by the holders of the shares present online at the virtual Annual Meeting or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the two individuals nominated for election to the Board of Directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected. You may either vote “FOR” one or both of the nominees or “WITHHOLD” your vote with respect to one or both the nominees. Shares represented by proxies will be voted “FOR” the election of each of the Class III nominees, unless the proxy is marked to withhold authority to so vote. You may not cumulate votes in the election of directors. If any nominee for any reason is unable to serve, the proxies may be voted for such substitute nominee as the proxy holders, who are officers of our company, might determine. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than three directors.

Nominees to the Board of Directors

The nominees and their ages as of December 31, 2022 are provided in the table below. Additional biographical information for each nominee is set forth in the text below the table.

Name	Age	Class
Robert N. Wilson (1)(2)	82	Class III
Allan Shaw (1)(2)(3)	58	Class III

(1)
Member of our Compensation Committee
(2)
Member of our Nominating and Corporate Governance Committee
(3)
Member of our Audit Committee

Robert N. Wilson has served as a member of CalciMedica’s board of directors since November 2020. Mr. Wilson served as chairman of the board of directors of Mevion Medical Systems, Inc. from 2005 to 2016. Mr. Wilson was also a member of the board of directors of Hess Corporation from 1991 to 2015, and a member of the board of directors of Charles Schwab Corporation from 2003 to 2020, as well as a director of other private companies. Mr. Wilson was chairman of Caxton Health Holdings from 2004 to 2007. He was also vice chairman of the board of directors of Johnson & Johnson from 1989 until 2003. Mr. Wilson holds a B.A. from Georgetown College and an Executive Management degree from Columbia University. The Company’s board of directors believes that Mr. Wilson’s knowledge and extensive experience in the pharmaceutical industry, his managerial, marketing, financial and international experience, and his significant experience as a director for other publicly traded companies qualify him to serve on the combined Company’s board of directors.

Allan Shaw has served as a member of CalciMedica’s board of directors since October 2021. Since September 2017, Mr. Shaw has served as a special advisor and consulting chief financial officer to biopharmaceutical companies. From January 2016 to February 2017, Mr. Shaw served as chief financial officer and treasurer of Syndax Pharmaceuticals, Inc., a publicly traded clinical stage biopharmaceutical company. Mr. Shaw also previously served as chief financial officer of various companies including NewLead Holdings Ltd. from October 2009 to July 2011,

Serono S.A. from November 2002 to May 2004, and Viatel, Inc. from November 1994 to June 2002. Mr. Shaw previously served as managing director of Alvarez & Marsal LLC from December 2011 to March 2015 and as founder and senior managing director at Shaw Strategic Capital LLC from 2005 to 2009. Mr. Shaw has served as the chief financial officer of Portage Biotech Inc., a publicly traded biotechnology company, since May 2020. Mr. Shaw served as a member of the board of directors of Blue Water Vaccines, Inc. from January 2020 to August 2022. From September 2015 to October 2019, he was a member of the board of directors of VIVUS, Inc., a former publicly traded biopharmaceutical company, and, from October 2013 to June 2016, he was a member of the board of directors of Akari Therapeutics, Plc. (formerly Celsus Therapeutics, plc), a publicly traded biopharmaceutical company. Mr. Shaw was also a director of various other private companies. Mr. Shaw holds a B.S. in Applied Science and Accounting from the State University of New York (Oswego College) and is a certified public accountant in the State of New York. The Company’s board of directors believes that Mr. Shaw’s extensive leadership experience and diverse industry background qualifies him to serve on the combined Company’s board of directors.

Continuing Directors

The directors who are serving for terms that end following the Annual Meeting and their ages as of December 31, 2022, are provided in the table below. Additional biographical information for each nominee is set forth in the text below the table.

Name	Age	Class
A. Rachel Leheny, Ph.D.	59	Class II
Eric W. Roberts	58	Class II
Eric Bjerkholt (1)	63	Class I
Frederic Guerard, Pharm.D.	50	Class II
Fred Middleton (1)(2)	73	Class I

(1)
Member of our Audit Committee
(2)
Member of our Compensation Committee

A. Rachel Leheny, Ph.D. has served as CalciMedica’s Chief Executive Officer and a member of its board of directors since September 2019. Dr. Leheny is CalciMedica’s former chairperson of the board. Dr. Leheny has been a founding managing director of Valence Life Sciences since 2012. Dr. Leheny serves on the board of directors of Dalcor Pharmaceuticals and previously served on the boards of directors of Anthera Pharmaceuticals, Inc. and Corthera, Inc. Additionally, from June 2006 to March 2014, Dr. Leheny served as a founding managing director of Caxton Advantage Venture Partners. From April 2000 to June 2002, she was head of the biotechnology research team at Lehman Brothers. From April 1998 to April 2000, Dr. Leheny headed the biotechnology research team at UBS Warburg and, before that, from April 1993 to April 1998, she worked at Hambrecht & Quist, as managing director and senior biotechnology analyst. In 2007, Dr. Leheny became a founding board member of the Clearity Foundation and served as interim chief operating officer of Clearity from March 2015 to February 2017. Dr. Leheny holds an A.B. in Chemistry from Harvard University and a Ph.D. in Chemistry from Columbia University. She did post-doctoral work at the University of California at Berkeley, where she was a National Institutes of Health fellow and lecturer. The Company’s board of directors believes that Dr. Leheny’s extensive experience in the life sciences industry as a scientist, a research analyst at several investment banks, and as a venture capital investor, qualify her to serve on the combined Company’s board of directors.

Eric W. Roberts has served as CalciMedica’s Chief Business Officer and a member of its board of directors since May 2020 and is vice chairman. Mr. Roberts has been a founding managing director of Valence Life Sciences since 2012. Mr. Roberts is also a founding member of Valence Investments SPV IV, Valence Investments SPV V and Valence Investments SPV VI. Additionally, from June 2006 to December 2019, Mr. Roberts served as a founding managing director of Caxton Advantage Venture Partners. From 2015 to October 2019, Mr. Roberts served on the board of directors of VIVUS, Inc., a former publicly traded biopharmaceutical company. Mr. Roberts previously served as a member of the board of directors of Invuity, Inc. from June 2012 until its sale to Stryker Corporation in October 2018 and as a member of the board of directors of Gemin X Pharmaceuticals, Inc. from July 2008 until its sale to Cephalon, Inc. (now Teva Pharmaceutical Industries Ltd.) in March 2012. From 1986 to 2004, Mr. Roberts served in a variety of roles as an investment banker, including as co-head of the healthcare investment banking group at Lehman Brothers from April 2000 to January 2004, managing director and partner at Dillon, Read & Co. Inc. from

April 1989 to April 2000 and a member of Citicorp’s mergers and venture capital groups from June 1986 to April 1989. Mr. Roberts holds a B.S. in Economics from The Wharton School of the University of Pennsylvania. The Company’s board of directors believes that Mr. Roberts’s extensive experience in investment banking at several investment banks and experience as a venture capital investor as well as experience on a public and private company boards qualifies him to serve on the combined Company’s board of directors.

Eric Bjerkholt has served as a member of Graybug’s board of directors since September 2020. Since November 2020, Mr. Bjerkholt has been the Chief Financial Officer of Chinook Therapeutics, Inc., a biotechnology company developing treatments for kidney diseases. From April 2017 to November 2020, Mr. Bjerkholt served as the Chief Financial Officer of Aimmune Therapeutics, Inc., a biotechnology company developing treatments for food allergies. From 2004 until April 2017, Mr. Bjerkholt held various roles at Sunesis Pharmaceuticals, Inc., a biopharmaceutical company developing oncology therapeutics, including as Executive Vice President, Corporate Development and Finance and Chief Financial Officer. From 2002 to 2004, he was Senior Vice President and Chief Financial Officer at IntraBiotics Pharmaceuticals, Inc., a biopharmaceutical company that was acquired by Ardea Biosciences, Inc. in 2006. Mr. Bjerkholt was a co-founder of LifeSpring Nutrition, Inc., a nutraceutical company, and from 1999 to 2002 served at various times as its Chief Executive Officer, President, and Chief Financial Officer. From 1990 to 1997, he also served as a vice president in the healthcare banking group at J.P. Morgan & Co. Incorporated, an international banking firm. He has served on the boards of directors of several publicly traded companies, including as a member of the board of directors and chair of the audit committee of Corium, Inc. until its acquisition by Gurnet Point Capital in November 2018, and as a member of the board of directors and as chair of the audit committee of StemCells, a biotechnology company, until its November 2016 acquisition by Microbot Medical Ltd. He currently is a member of the board of directors of Cerus Corporation, a biotechnology company. He holds a Cand. Oecon degree in Economics from the University of Oslo and an M.B.A. from Harvard Business School. The Company’s board of directors believes that Mr. Bjerkholt’s financial experience and expertise and industry knowledge provide him with the qualifications and skills to serve on the combined Company’s board of directors.

Frederic Guerard, Pharm.D. has served as a member of Graybug’s board of directors since February 2019 and served the President and Chief Executive Officer of Graybug from February 2019 to March 2023. From 1999 to February 2019, Dr. Guerard held key leadership roles at Novartis AG, a multinational pharmaceutical company, including Worldwide Business Franchise Head of Ophthalmology from April 2016 to February 2019, Global Franchise Head of Pharmaceuticals at Alcon Laboratories, a Novartis company, from May 2015 to April 2016, Managing Director of the United Kingdom and Ireland from July 2012 to April 2015, and Country President and Managing Director of Australia and New Zealand from April 2009 to July 2012, among others. He has been a Non-Executive Director at Lenz Therapeutics since September 2021. Dr. Guerard holds a Pharm.D. and a Master of Biological and Medical Sciences from the University of Rouen, France and a Master of Marketing from HEC Paris. The Company’s board of directors believes that Dr. Guerard is qualified to serve on the Company’s board of directors because of his extensive experience serving in leadership positions in biotechnology companies, as well as the operational expertise and continuity that he brings to the combined Company’s board of directors.

Fred Middleton has served as a member of CalciMedica’s board of directors since May 2020. Since 1987, Mr. Middleton has served as a Managing Director of Sanderling Ventures (Sanderling), where he has worked for over 30 years as an investor, management team member and board member in over 20 new biomedical ventures built in Sanderling’s venture investment portfolios. Mr. Middleton currently serves as a board member of Chimerix, Inc., a publicly traded company. He also serves on the boards of directors of Asteres Inc. and Theravida, Inc., both of which are privately held companies, and served on the board of directors of Viacyte, Inc., which was recently acquired by Vertex Pharmaceuticals. He served as chief financial officer and a member of the board of directors of Regeneron Pharmaceuticals, Inc. from 1991 through 2001. Earlier in his career, from 1978 through 1984, Mr. Middleton served as the third original member of the Genentech management team as its chief financial officer. Mr. Middleton holds a B.S. in Chemistry from the Massachusetts Institute of Technology and an M.B.A. from Harvard Business School. The Company’s board of directors believes that Mr. Middleton’s expertise and extensive experience in the pharmaceutical industry qualifies him to serve on the combined Company’s board of directors.

Family Relationships

There are no family relationships among any of the Company’s directors and executive officers. Except as described above, there are no arrangements or understandings with another person under which the Company’s directors and executive officers were or are to be selected as a director or executive officer. Additionally, no director or executive officer of the Company is involved in legal proceedings which require disclosure under Item 401 of Regulation S-K.

Non-Employee Director Compensation

For the year ended December 31, 2022, our non-employee directors received the following compensation:

•
Cash Compensation. The program provides an annual cash retainer of $40,000 to each non-employee director. Additionally, the Chair of our Board of Directors receives an additional annual payment of $30,000; the Lead Director receives an additional annual payment of $25,000; the Chair of our Audit, Compensation, and Nominating and Corporate Governance Committees receive an additional annual payment of $15,000, $10,000 or $8,000 respectively; and the members of our Audit, Compensation, and Nominating and Corporate Governance Committees receive an additional annual payment of $7,500, $5,000 and $4,000 respectively.
•
Equity Compensation. Each new non-employee director who joins our Board of Directors will receive an initial option grant to acquire a certain number of shares of our common stock, pursuant to vesting schedules and terms to be designated by our Board of Directors. On the date of each annual meeting of stockholders, each non-employee director who continues to serve on our Board of Directors immediately following such meeting will receive an option grant to acquire a certain number of shares of our common stock, and pursuant to the vesting schedule and terms, to be designated by our Board of Directors.

Non-employee directors are also reimbursed for reasonable expenses incurred in serving as a director, including travel expenses for attending meetings of our Board of Directors.

The following table sets forth the compensation earned by or paid to our non-employee directors for services provided during the year ended December 31, 2022. Dr. Guerard, our Chief Executive Officer during the year ended December 31, 2022, received no compensation for his service as a director during 2022.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Stock Awards ($)(1)	All Other Compensation($)(2)	Total ($)
Christina Ackermann(3)	$53,000	$19,680	$14,163	$260	$87,103
Eric Bjerkholt	$57,500	$19,680	$14,163	$968	$92,310
Dirk Sauer(3)	$42,000	$19,680	$82,958	$672	$145,310
Julie Eastland(3)	$55,000	$19,680	$14,163	$—	$88,843
Christy Shaffer, Ph.D.(3)	$93,500	$19,680	$14,163	$669	$128,012

(1)
The amounts reported in this column represent the aggregate grant date fair value of the awards granted to our directors during the year ended December 31, 2022 as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718. The assumptions used in calculating the aggregate grant date fair value of the awards reported in this column are set forth in Note 7 to our financial statements included in our Original Filing. The amounts reported in this column reflect the accounting cost for these awards, and do not correspond to the actual economic value that may be received by our directors from the awards. For information regarding the number of awards held by each non-employee director as of December 31, 2022, see the table below.
(2)
The amounts reported is for travel reimbursement.
(3)
Ms. Ackermann, Mr. Sauer, Ms. Eastland and Dr. Shaffer resigned from our Board of Directors immediately after the effective time of the Merger on March 20, 2023.

Name	Number of Shares Underlying Stock Options Outstanding at Fiscal Year-End	Number of Shares Underlying Unvested Stock Options Outstanding at Fiscal Year-End
Christina Ackermann(1)	57,500	26,250
Eric Bjerkholt	57,500	26,250
Dirk Sauer(1)	112,500	82,222
Julie Eastland(1)	57,500	26,250
Christy Shaffer, Ph.D.(1)	541,581	297,556

(1)
Ms. Ackermann, Mr. Sauer, Ms. Eastland and Dr. Shaffer each resigned from our Board of Directors effective as of the effective time of the Merger.

In May 2023, our Board of Directors adopted a non-employee director compensation policy that applies to all of our non-employee directors. This compensation policy provides that each such non-employee director will receive the following compensation for service on our Board of Directors:

•
an annual cash retainer of $40,000;
•
an additional annual cash retainer of $35,000 for services as the Chair of the Board of Directors;
•
an additional annual cash retainer of $7,500, $5,000 and $5,000 for service as a member of the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee, respectively;
•
an additional annual cash retainer of $15,000, $10,000 and $10,000 for service as Chair of the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee, respectively (in lieu of the committee member retainer described above);
•
an initial option grant to purchase 20,000 shares of common stock on the date of each non-employee director’s appointment to our Board of Directors, with the shares vesting in 36 equal monthly installments, subject to continued service as a director through each applicable vesting date; and
•
an annual option grant to purchase 10,000 shares of common stock on the date of each of our annual stockholder meetings for each continuing director, with the shares vesting in 12 equal monthly installments, provided that all shares shall be vested on the date of the next annual stockholders meeting, subject to continued service as a director through each applicable vesting date.

Each of the option grants described above will be granted under the Company’s 2023 Equity Incentive Plan (the “2023 Plan”). Each option awarded to directors under the non-employee director compensation policy will be subject to accelerated vesting upon a “change in control” (as defined in the 2023 Plan). The term of each option will be ten years, subject to earlier termination as provided in the 2023 Plan.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINATED CLASS III DIRECTORS.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Ernst & Young LLP as our principal independent registered public accounting firm to perform the audit of our financial statements for the fiscal year ending December 31, 2023. Ernst & Young LLP audited our financial statements for the fiscal years ended December 31, 2022 and 2021. We expect that representatives of Ernst & Young LLP will be present at the Annual Meeting, will be able to make a statement if they so desire and will be available to respond to appropriate questions.

At the Annual Meeting, the stockholders are being asked to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Although ratification by stockholders is not required by law, our Audit Committee is submitting the selection of Ernst & Young LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. If this proposal does not receive the affirmative approval of a majority of the votes cast on the proposal, the Audit Committee would reconsider the appointment. Notwithstanding its selection and even if our stockholders ratify the selection, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the Company’s best interests and the interests of our stockholders.

The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of our annual financial statements for the years ended December 31, 2022 and 2021.

Principal Accountant Fees and Services

Fees Billed	Fiscal Year 2022	Fiscal Year 2021
Audit fees (1)	$965,576	$609,950
Audit-related fees (2)	—	—
Tax fees (3)	—	—
All other fees (4)	—	1,535
Total fees	$965,576	$611,485

(1)
“Audit fees” include fees for professional services provided by Ernst & Young LLP in connection with the audit of our financial statements, review of our quarterly financial statements, and related services that are typically provided in connection with registration statements, including the registration statement for our initial public offering.
(2)
“Audit-related fees” include fees billed for assurance and related services reasonably related to the performance of the audit or review of our financial statements for fiscal years 2022 and 2021.
(3)
“Tax fees” include fees for tax compliance and advice. Tax advice fees encompass a variety of permissible services, including technical tax advice related to federal and state income tax matters, assistance with sales tax, and assistance with tax audits.
(4)
“All other fees” include the annual fee for an accounting research subscription service provided by Ernst & Young LLP.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our Audit Committee generally pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. Our Audit Committee may also pre-approve particular services on a case-by-case basis. All of the services relating to the fees described in the table above were approved by our Audit Committee.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION ERNST & YOUNG LLP AS OUR PRINCIPAL INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF THE AUDIT COMMITTEE

The information contained in the following report of the Audit Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, unless and only to the extent that we specifically incorporate it by reference.

The Audit Committee has reviewed and discussed with our management and Ernst & Young LLP our audited financial statements as of and for the year ended December 31, 2022. The Audit Committee has also discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (United States) and the U.S. Securities and Exchange Commission.

The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young LLP its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited financial statements as of and for the year ended December 31, 2022 be included in our Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the U.S. Securities and Exchange Commission.

Submitted by the Audit Committee*

Eric Bjerkholt, Chair

Allan Shaw

Fred Middleton

*Eric Bjerkholt is the only current member of the Audit Committee that participated in the review of the December 31, 2022 financials as the review occurred prior to the Merger.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s common stock as of March 20, 2023 by: (i) each of our directors; (ii) each of our named executive officers as defined below under the heading “Executive Compensation”; (iii) each person known by us to beneficially own more than 5% of our common stock and (iv) all of our current executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to the securities. This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Except as indicated by footnote, and subject to applicable community property laws, we believe the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Percentage of beneficial ownership is based on 5,517,973 shares of common stock outstanding as of March 20, 2023. The number of shares of common stock used to calculate the percentage ownership of each listed person includes the shares of common stock underlying options or warrants held by such persons that are exercisable, or restricted stock units which will vest, within 60 days following March 20, 2023. Unless otherwise indicated, the address for the persons and entities listed in the table below is c/o CalciMedica, Inc., 505 Coast Boulevard South, Suite 307, La Jolla, California 92037.

Owner	Number of Shares Beneficially Owned (#)	Percentage of Shares Beneficially Owned (%)
Greater than 5% Stockholders:
Entities or Persons affiliated with Sanderling Ventures(1)	1,714,439	31.0%
Entities or Persons affiliated with Valence Investments SPV IV, LLC(2)	759,196	13.8%
Revelation Healthcare Fund I, L.P.(3)	543,994	9.9%
Entities affiliated with Deerfield(4)	377,265	6.8%
Entities affiliated with OrbiMed Advisors, LLC(5)	297,381	5.4%
Named Executive Officers and Directors:
Frederic Guerard, Pharm.D.(6)	27,405	*
Robert S. Breuil	—	—
Parisa Zamiri, M.D., Ph.D.	—	—
Robert N. Wilson(7)	226,786	4.1%
A. Rachel Leheny, Ph.D.(8)	992,978	16.6%
Eric W. Roberts(9)	851,324	15.4%
Eric Bjerkholt	—	—
Fred Middleton(10)	1,725,495	31.2%
Allan Shaw(11)	1,891	*
All current executive officers and directors as a group (11 persons)(12)	3,309,449	53.3%

* Represents beneficial ownership of less than one percent.

(1)
Consists of (i) 582,757 shares of common stock and 24,165 shares of common stock issuable upon exercise of warrants held by Sanderling VI Co-Investment Fund, L.P., (ii) 703,388 shares of common stock and 21,896 shares of common stock issuable upon exercise of warrants held by Sanderling Venture Partners VI, LP, (iii) 17,682 shares of common stock and 420 shares of common stock issuable upon exercise of warrants held by Sanderling Ventures Management VI, (iv) 1,548 shares of common stock and 280 shares of common stock issuable upon exercise of warrants held by Sanderling Ventures Management VII, (v) 63,228 shares of common stock and 5,452 shares of common stock issuable upon exercise of warrants held by Sanderling Ventures VII (Canada), LP, (vi) 14,425 shares of common stock and 1,409 shares of common stock issuable upon exercise of warrants held by Sanderling Ventures VII Annex Fund, L.P., (vii) 240,676 shares of common stock and 20,773 shares of common stock issuable upon exercise of warrants held by Sanderling Ventures VII, LP, (viii) 7,456 shares of the common stock held by Sanderling VI Beteiligungs GmbH & Co KG and (ix) 8,884 shares of common stock held by Sanderling VI Limited Partnership. Mr. Middleton is a managing director at Sanderling Ventures. Mr. Middleton has shared voting and dispositive power with respect to the foregoing shares beneficially owned by Sanderling Ventures and disclaims beneficial ownership of such shares except to the extent of his respective pecuniary interest therein. The address of Sanderling Ventures is 1300 S. El Camino Real, Suite 203, San Mateo, CA 94402.

(2)
Consists of (i) 356,989 shares of common stock held by Valence Investments SPV IV, LLC (Valence IV), (ii) 66,228 shares of common stock and 19,870 shares of common stock issuable upon exercise of warrants held by Valence Investments SPV V, LLC (Valence V) and (iii) 316,109 shares of common stock held by Valence Investments SPV VI, LLC (Valence VI). Dr. Leheny and Mr. Roberts are the co-founders and managing directors of Valence IV, Valence V and Valence VI, have shared voting and dispositive power with respect to shares held by such entities, and disclaim beneficial ownership of such shares except to the extent of his or her respective pecuniary interest therein. The principal business address of Valence Investment LLC is 590 Madison Avenue, 21st Floor, New York, NY 10022.
(3)
Consists of 542,029 shares of common stock and 1,965 shares of common stock issuable upon exercise of warrants held by Revelation Healthcare Fund I, L.P. (Revelation). Scott Halsted is a managing member at Revelation. Mr. Halsted has voting or dispositive power with respect to shares held by Revelation and disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. The address of Revelation is 300 Turney Street, 2nd Floor, Sausalito, CA 94965.
(4)
Based solely on information contained in a Schedule 13D/A filed with the SEC on November 23, 2022 by Deerfield Management Company, L.P. and related entities. Consists of (i) 122,419 shares of common stock held by Deerfield Private Design Fund III, (ii) 132,426 shares of common stock held by Deerfield Partners and (iii) 122,419 shares of the combined company’s common stock held by Deerfield Healthcare Innovations Fund. Deerfield Mgmt III, L.P. is the general partner of Deerfield Private Design Fund III, L.P., Deerfield Mgmt. HIF, L.P. is the general partner of Deerfield Healthcare Innovations Fund, L.P. and Deerfield Mgmt, L.P. is the general partner of Deerfield Partners, L.P. Deerfield Management Company, L.P. is the investment manager of each of Deerfield Private Design Fund III, L.P., Deerfield Healthcare Innovations Fund, L.P. and Deerfield Partners, L.P. Mr. James E. Flynn is the sole member of the general partner of each of Deerfield Mgmt III, L.P., Deerfield Mgmt HIF, L.P., Deerfield Mgmt, L.P. and Deerfield Management Company, L.P. and Mr. James E. Flynn may be deemed to beneficially own the securities held by Deerfield Private Design Fund III, L.P., Deerfield Mgmt HIF, L.P., Deerfield Management Company, L.P. The address of each of Deerfield Private Design Fund III, L.P., Deerfield Healthcare Innovations Fund, L.P. and Deerfield Partners, L.P. is c/o Deerfield Management Company, L.P., 780 Third Avenue, 37th Floor, New York, NY 10017.
(5)
Based solely on information contained in a Schedule 13D/A filed with the SEC on March 26, 2021 by OrbiMed Advisors LLC and related entities. Consists of 297,381 shares of the combined company’s common stock held by OrbiMed Private Investments VI, L.P. (OPI VI). OrbiMed Capital GP VI LLC (OrbiMed GP) is the general partner of OPI VI, pursuant to the terms of the limited partnership agreement of OPI VI, and OrbiMed Advisors LLC (OrbiMed Advisors) is the managing member of OrbiMed GP, pursuant to the terms of the limited liability company agreement of OrbiMed GP. As a result, OrbiMed Advisors and OrbiMed GP share power to direct the vote and disposition of the shares held by OPI VI and may be deemed directly or indirectly, including by reason of their mutual affiliation, to be the beneficial owners of the shares held by OPI VI. OrbiMed Advisors exercises this investment and voting power through a management committee comprised of Carl L. Gordon, Sven H. Borho and Jonathan T. Silverstein, each of whom disclaims beneficial ownership of the shares held by OPI VI. Also consists of 73,500 shares of the combined company’s common stock held by BIOG, a publicly-listed investment trust organized under the laws of England. OrbiMed Capital LLC (OrbiMed Capital) is the investment advisor of BIOG. As a result, OrbiMed Capital has the power to direct the vote and disposition of the shares held by BIOG and may be deemed directly or indirectly, including by reason of mutual affiliation, to be the beneficial owner of the shares held by BIOG. OrbiMed Capital exercises this investment and voting power through a management committee comprised of Carl L. Gordon, Sven H. Borho and Jonathan T. Silverstein, each of whom disclaims beneficial ownership of the shares held by BIOG. The address of OrbiMed Advisors is 601 Lexington Avenue, 54th Floor, New York, NY 10022.
(6)
Consists of 27,405 shares of common stock. Excludes 83,705 shares of our common stock issued to Dr. Guerard upon the settlement of restricted stock units on March 23, 2023.
(7)
Consists of (i) 181,655 shares of common stock held by Mr. Wilson, (ii) 17,184 shares of common stock that Mr. Wilson has the right to acquire within 60 days of March 20, 2023 pursuant to the exercise of warrants held by Mr. Wilson and (iii) 27,947 shares of common stock that Mr. Wilson has the right to acquire within 60 days of March 20, 2023 pursuant to the exercise of stock options.
(8)
Consists of (i) the shares described in note (2) above and (ii) 163,782 shares of common stock that Dr. Leheny has the right to acquire within 60 days of March 20, 2023 pursuant to the exercise of stock options.
(9)
Consists of (i) the shares described in note (2) above, (ii) 10,661 shares of common stock held by IRA Financial Trust Company, CFBO Eric W. Roberts, (iii) 1,513 shares of common stock that Mr. Roberts has the right to acquire within 60 days of March 20, 2023 pursuant to the exercise of warrants held by Mr. Roberts and (iii) 79,954 shares of common stock that Mr. Roberts has the right to acquire ,within 60 days of March 20, 2023 pursuant to the exercise of stock options.
(10)
Consists of (i) the shares described in note (1) above, (ii) 2,880 shares of common stock that Mr. Middleton has the right to acquire within 60 days of March 20, 2023 pursuant to the exercise of warrants held by Mr. Middleton and (iii) 8,176 shares of common stock held by Golden Triangle Ventures, LLC. Mr. Middleton is managing member of Golden Triangle Ventures LLC.
(11)
Consists of 1,891 shares of common stock that Mr. Shaw has the right to acquire within 60 days of March 20, 2023 pursuant to the exercise of stock options.
(12)
Consists of (i) 2,619,211 shares of common stock, (ii) 132,704 shares of common stock that current executive officers and directors as a group have the right to acquire within 60 days of March 20, pursuant to the exercise of warrants, and (iii) 557,635 shares of common stock that current executive officers and directors as a group have the right to acquire within 60 days of March 20, 2023 pursuant to the exercise of stock options.

EXECUTIVE OFFICERS

The following table sets forth our current executive officers, their ages and the positions held by each such person with CalciMedica:

Name	Age	Position(s)
A. Rachel Leheny, Ph.D.	59	Chief Executive Officer and Class II Director
Michael J. Dunn, MBA	67	President and Chief Operating Officer
Daniel Geffken, MBA	66	Interim Chief Financial Officer
Sudarshan Hebbar, M.D.	58	Chief Medical Officer
Eric W. Roberts	59	Chief Business Officer and Class II Director
Kenneth A. Stauderman, Ph.D.	70	Chief Scientific Officer

A. Rachel Leheny, Ph.D. has served as CalciMedica’s Chief Executive Officer and a member of its Board of Directors since September 2019. Dr. Leheny’s biographical information is set forth above under the heading “Proposal No. 1 Election of Class III Directors.”

Michael J. Dunn, MBA joined CalciMedica in 2013 as Senior Vice President, Corporate Development, has served as President and Chief Operating Officer since 2014 and served as a member of CalciMedica’s board of directors from 2014 to May 2020. Mr. Dunn serves on the board of directors of Arisan Therapeutics and previously served on the board of directors of Aegea Biotechnologies from 2012 to 2017. From 2010 to 2013, Mr. Dunn was senior vice president, corporate development at Biocept, Inc. Prior to that, he served as vice president and chief business officer of Monogram Biosciences, Inc., which was acquired by Laboratory Corporation of America Holdings (d/b/a LabCorp) in 2009. From April 2003 to December 2004, Mr. Dunn was chief business officer for ACLARA BioSciences, Inc., through its merger with ViroLogic, Inc.; the combined entity subsequently changed its name to Monogram Biosciences, Inc. From March 2002 to April 2003, Mr. Dunn served as executive vice president of business development for ActivX Biosciences, Inc., a biotechnology company, and helped engineer a partnership with Kyorin Pharmaceuticals, Co. Ltd. of Japan, which acquired ActivX Biosciences, Inc. the following year. From July 1998 to March 2002, Mr. Dunn was vice president of business development for Aurora Biosciences Corporation, a biotechnology tools company, through its acquisition by Vertex Pharmaceuticals. From 1995 to 1998, Mr. Dunn was vice president of business development for SIBIA Neurosciences, Inc., a publicly traded company, and, from 1984 to 1994, was director of business development at the predecessor company, SIBIA, Inc. Mr. Dunn holds an M.B.A. from the University of San Diego and a bachelor’s degree in Biology from the University of Chicago.

Daniel Geffken, MBA has served as CalciMedica’s interim Chief Financial Officer since October 2020. Since August 2010, Mr. Geffken has served as a founder and managing director at Danforth Advisors, LLC (Danforth), where he has served as a consultant to life science and biotechnology companies. Mr. Geffken has served through Danforth as interim Chief Financial Officer of Eloxx Pharmaceuticals, Inc., a publicly traded company, since April 2021. He has served as interim Chief Financial Officer through Danforth and as a member of the board of directors of Elicio Therapeutics Inc. since April 2014. Mr. Geffken, through Danforth, previously served as interim chief financial officer of various companies including Atea Pharmaceuticals, Inc. from July 2019 to September 2020, Lysosomal Technologies, Inc. from July 2013 to July 2020, Promedior, Inc. from May 2012 to March 2020, and Stealth BioTherapeutics Corp from November 2016 to May 2019. Mr. Geffken, through Danforth, previously served as senior financial advisor of various companies including Graybug Vision, Inc. from September 2019 to October 2020, Cabaletta Bio, Inc. from April 2018 to December 2019, Kallyope, Inc. from September 2015 to December 2019, Lyra Therapeutics, Inc. from November 2015 to April 2019, and ImmunsanT, Inc. from October 2018 to March 2019. Since 2019, Mr. Geffken has been a member of the board of directors of Windtree Therapeutics, Inc., a publicly traded biopharmaceutical company, and, from May 2013 to October 2017, he was a member of the board of directors of Alcobra Ltd., a publicly traded biotechnology company that merged with Arcturus Therapeutics, Inc. From November 2017 until May 2018, Mr. Geffken served on the board of directors of Arcturus Therapeutics Ltd., a publicly traded biopharmaceutical company. Mr. Geffken holds a B.S. in Economics from The Wharton School of the University of Pennsylvania and a M.B.A. from Harvard Business School.

Sudarshan Hebbar, M.D. has served as CalciMedica’s Chief Medical Officer since April 2017 and previously served as senior Vice President of Clinical Development, from November 2015 to April 2017. From January 2015 to October 2015, Dr. Hebbar was a consultant for Mallinckrodt Pharmaceuticals, where he served as the clinical development lead for a global multicenter Phase 4 trial. From July 2013 to June 2014, he was the vice president of nephrology at Thrasos Innovation. From July 2013 to October 2013, Dr. Hebbar served as medical vice president and a member of the U.S. board of directors at Oncimmune Holdings plc, an immunodiagnostics company. Before joining Oncimmune, Dr. Hebbar served as a medical director at Reata Pharmaceuticals, Inc., a publicly traded biopharmaceutical company. Dr. Hebbar began his industry career at Abbott Laboratories, where he served as a senior medical director. Prior to joining Abbott Laboratories, Dr. Hebbar was a medical director at Dialysis Clinics Incorporated and a partner at Kidney Associates of Kansas City. Dr. Hebbar holds a B.A. in Natural Sciences from The Johns Hopkins University and an M.D. from Tulane University School of Medicine. He completed a residency in Internal Medicine and a fellowship in Critical Care Medicine, both at Hennepin County Medical Center, a fellowship in Nephrology at the University of Chicago and a fellowship in Clinical Medical Ethics at The Maclean Center for Clinical Medical Ethics at the University of Chicago.

Eric W. Roberts has served as CalciMedica’s Chief Business Officer and a member of its board of directors since May 2020 and is vice chairman. Mr. Roberts’ biographical information is set forth above under the heading “Proposal No. 1 Election of Class III Directors.”

Kenneth A. Stauderman, Ph.D. is one of CalciMedica’s co-founders and has served as Chief Scientific Officer since April 2017, and previously served as Senior Vice President of Research and Development, from August 2014 to April 2017, and as Vice President of Research, from April 2007 to August 2014. From 2000 to 2007, Dr. Stauderman was executive director of biology and lead discovery at TorreyPines Therapeutics (f/k/a Neurogenetics, Inc.). Prior to TorreyPines Therapeutics, Dr. Stauderman was director of molecular and cell biology at SIBIA Neurosciences, Inc. (which later became Merck Research Laboratories, San Diego) from 1994 to 2000, and senior scientist at Marion Merrell Dow Pharmaceuticals from 1986 to 1994. Dr. Stauderman holds a B.A. in Psychology from the University of Virginia and a Ph.D. in Pharmacology from the University of Texas Health Science Center at San Antonio.

EXECUTIVE COMPENSATION

The following tables and accompanying narrative disclosure set forth information about the compensation provided to certain of our executive officers during the years ended December 31, 2022 and 2021. These executive officers, who include our principal executive officer and the two most highly-compensated executive officers (other than our principal executive officer) who were serving as executive officers at the end of the fiscal year ended December 31, 2022, were:

•
Frederic Guerard, Pharm.D., President, Chief Executive Officer, and Secretary;
•
Robert S. Breuil, Chief Financial Officer and Treasurer; and
•
Parisa Zamiri, M.D., Ph.D., Chief Medical Officer.

We refer to these individuals as our “named executive officers.”

Summary Compensation Table

The following table presents summary information regarding the total compensation for services rendered in all capacities that was earned by our named executive officers during the years ended December 31, 2022 and 2021.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Stock Awards ($)(1)	Non-equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Frederic Guerard, Pharm.D. (3) Chief Executive Officer	2022	589,950	—	161,047	1,334,737	113,565	1,903	(2)	2,201,203
	2021	570,000	—	1,795,935	1,678,500	360,525	500	(2)	4,405,460
Robert Breuil(4) Chief Financial Officer	2022	419,354	—	60,464	556,231	58,710	2,201	(2)	1,096,959
	2021	405,173	—	631,298	593,070	171,793	500	(2)	1,801,834
Parisa Zamiri, M.D., Ph.D. (5) Chief Medical Officer	2022	444,847	—	60,464	556,231	62,279	2,048	(2)	1,125,868
	2021	429,804	—	595,924	559,500	231,804	500	(2)	1,817,535

(1)
The amounts reported in this column represent the aggregate grant-date fair value of the awards granted under our 2020 Equity Incentive Plan (for awards granted on or following our initial public officering on September 24, 2020) or our 2015 Stock Incentive Plan (for awards granted prior to such initial public officering) to our named executive officers as computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the awards reported in this table are set forth in Note 7 to our financial statements included in our Original Filing. Note that the amounts reported in this column reflect the aggregate accounting cost for these awards, and do not necessarily correspond to the actual economic value that may be received by the named executive officers from the awards.
(2)
The amounts reported is a cellphone allowance.
(3)
Dr. Guerard’s employment was terminated effective as of the effective time of the Merger.
(4)
Mr. Breuil’s employment was terminated effective as of the effective time of the Merger.
(5)
Dr. Zamiri’s employment was terminated on February 28, 2023, in advance of the closing of the Merger.
(6)
Reflects performance-based cash bonuses awarded to our named executive officers. See below in the narrative section describing the Non-Equity Incentive Plan Compensation for a description of the material terms pursuant to which this compensation was awarded for 2022.

Non-Equity Incentive Plan Compensation

Our named executive officers are each eligible to receive an annual bonus based on individual and company performance. In 2022, Dr. Guerard was eligible to earn an annual target performance bonus equal to 55% of his 2022 base salary based on the achievement of individual and corporate objectives, and Mr. Breuil and Dr. Zamiri were eligible to earn an annual target performance bonus equal to 40% of each executive’s 2022 base salary based on the achievement of individual and corporate objectives. Payment of 2022 annual bonuses was based in part on us achieving certain operational goals in support of the planned merger with CalciMedica. In January 2023, our Compensation Committee determined that each executive was entitled to 35% of his or her 2022 target bonus, based on a partial achievement of the corporate objectives in 2022.

Equity Incentive Plan Compensation

From time to time, we grant equity awards in the form of stock options and restricted stock units to our named executive officers, which are generally subject to vesting based on each named executive officer’s continued service with us. Each of our named executive officers currently holds outstanding options to purchase shares of our common stock and/or restricted stock unit awards that were granted under our equity incentive plans, as set forth in the table below titled “—2022 Outstanding Equity Awards at Fiscal Year-End Table.”

2022 Outstanding Equity Awards at Fiscal Year-End Table

The following table presents, for each of our named executive officers, information regarding outstanding stock options and restricted stock unit awards held as of December 31, 2022.

				Option Awards				Stock Awards
Name	Grant Date(1)		Vesting Commencement Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares that Have Not Vested	Market Value of Shares that Have Not Vested ($)(2)
Frederic Guerard, Pharm.D.	2/1/2019	(3)	2/1/2019	521,462	22,673	2.26	1/31/2029
	11/7/2019	(4)	11/1/2019	279,032	82,956	3.88	11/6/2029
	12/8/2020	(5)	12/8/2020	100,000	100,000	23.66	12/8/2030
	5/19/2021	(6)	5/19/2021	261,250	398,750	3.73	5/18/2031
	5/19/2021	(7)	5/19/2021					281,250	1,968,750
	2/28/2022	(8)	2/28/2022	—	170,054	1.33	2/28/2023
	2/28/2022	(9)	2/28/2022					221,746	1,552,222
	8/24/2022	(10)	8/24/2022					984,375	6,890,625
Robert Breuil	9/11/2020	(11)	9/4/2020	96,812	75,299	16.00	9/10/2030
	9/25/2020	(12)	9/4/2020					35,000	245,000
	12/8/2020	(13)	12/8/2020	15,000	15,000	23.66	12/8/2030
	5/19/2021	(14)	5/19/2021	91,833	140,167	3.73	5/19/2031
	5/19/2021	(15)	5/19/2021					99,375	695,625
	2/28/2022	(16)	2/28/2022	—	63,845	1.33	2/28/2023
	2/28/2022	(17)	2/28/2022					83,155	582,085
	8/24/2022	(18)	8/24/2022					421,875	2,953,125
Parisa Zamiri, M.D., Ph.D.	7/7/2020	(19)	6/1/2020	139,838	83,898	3.52	7/6/2030
	12/8/2020	(20)	12/8/2020	17,500	17,500	23.66	12/8/2030
	5/19/2021	(21)	5/19/2021	86,687	132,313	3.73	5/19/2031
	5/19/2021	(22)	5/19/2021					93,750	656,250
	2/28/2022	(23)	2/28/2022	—	63,845	1.33	2/28/2023
	2/28/2022	(24)	2/28/2022					83,155	582,085
	8/24/2022	(25)	8/24/2022					421,875	2,953,125

(1)
All of the outstanding equity awards were granted under our 2020 Equity Incentive Plan for awards granted on or following our initial public officering on September 24, 2020, and under our 2015 Stock Incentive Plan for awards granted prior to such initial public officering.
(2)
Values in this column are calculated using a price per share of $7.00, the closing price of our common stock on December 30, 2022 as reported on the Nasdaq Global Market.
(3)
This stock option vests at a rate of 1/4th of the shares of our common stock underlying the stock option on February 1, 2020 and 1/48th of the shares of our common stock underlying the stock option monthly thereafter. This stock option contains an early-exercise provision and is exercisable as to the unvested shares, subject to our right of repurchase. The stock option is also subject to acceleration upon certain events as described in the section titled “—Potential Payments upon Termination.”
(4)
This stock option vests at a rate of 1/4th of the shares of our common stock underlying the stock option on November 1, 2020, and 1/48th of the shares of our common stock underlying the stock option monthly thereafter. This stock option contains an early-exercise provision and is exercisable as to the unvested shares, subject to our right of repurchase. The stock option is also subject to acceleration upon certain events as described in the section titled “—Potential Payments upon Termination.”
(5)
This stock option vests at a rate of 1/48th of the shares of our common stock underlying the stock option on January 8, 2021, and 1/48th of the shares of our common stock underlying the stock option monthly thereafter. The stock option is also subject to acceleration upon certain events as described in the section titled “—Potential Payments upon Termination.”

(6)
This stock option vests at a rate of 1/4th of the shares of our common stock underlying the stock option on May 19, 2022, and 1/48th of the shares of our common stock underlying the stock option monthly thereafter. This stock option contains an early-exercise provision and is exercisable as to the unvested shares, subject to our right of repurchase. The stock option is also subject to acceleration upon certain events as described in the section titled “—Potential Payments upon Termination.”
(7)
This restricted stock unit award vests at a rate of 1/4th of the shares of our common stock underlying the award on May 19, 2022, and 1/12th of the remaining shares of our common stock underlying the award quarterly thereafter. The award is also subject to acceleration upon certain events as described in the section titled “—Potential Payments upon Termination.”
(8)
This stock option vested in full on February 28, 2023.
(9)
This restricted stock unit award vested in full on February 28, 2023.
(10)
This restricted stock unit vests at a rate of 6.25% the shares of our common stock underlying the award on November 16, 2022, and 6.25% of the remaining shares of our common stock underlying the award quarterly thereafter. The award is also subject to acceleration upon certain events as described in the section titled “—Potential Payments upon Termination.”
(11)
This stock option vests at a rate of 1/4th of the shares of our common stock underlying the stock option on September 4, 2021, and 1/48th of the shares of our common stock underlying the stock option monthly thereafter. The stock option is also subject to acceleration upon certain events as described in the section titled “—Potential Payments upon Termination.”
(12)
This restricted stock unit award vests at a rate of 1/4th of the shares of our common stock underlying the award on September 4, 2021, and 1/12th of the remaining shares of our common stock underlying the award quarterly thereafter. The award is also subject to acceleration upon certain events as described in the section titled “—Potential Payments upon Termination.”
(13)
This stock option vests at a rate of 1/48th of the shares of our common stock underlying the stock option on January 8, 2021, and 1/48th of the shares of our common stock underlying the stock option monthly thereafter. The stock option is also subject to acceleration upon certain events as described in the section titled “—Potential Payments upon Termination.”
(14)
This stock option vests at a rate of 1/4th of the shares of our common stock underlying the stock option on May 19, 2022, and 1/48th of the shares of our common stock underlying the stock option monthly thereafter. This stock option contains an early-exercise provision and is exercisable as to the unvested shares, subject to our right of repurchase. The stock option is also subject to acceleration upon certain events as described in the section titled “—Potential Payments upon Termination.”
(15)
This restricted stock unit award vests at a rate of 1/4th of the shares of our common stock underlying the award on May 19, 2022, and 1/12th of the remaining shares of our common stock underlying the award quarterly thereafter. The award is also subject to acceleration upon certain events as described in the section titled “—Potential Payments upon Termination.”
(16)
This stock option vested in full on February 28, 2023.
(17)
This restricted stock unit award vested in full on February 28, 2023.
(18)
This restricted stock unit vests at a rate of 6.25% the shares of our common stock underlying the award on November 16, 2022, and 6.25% of the remaining shares of our common stock underlying the award quarterly thereafter. The award is also subject to acceleration upon certain events as described in the section titled “—Potential Payments upon Termination.”
(19)
This stock option vests at a rate of 1/4th of the shares of our common stock underlying the stock option on June 1, 2021, and 1/48th of the shares of our common stock underlying the stock option monthly thereafter. This stock option contains an early-exercise provision and is exercisable as to the unvested shares, subject to our right of repurchase. The stock option is also subject to acceleration upon certain events as described in the section titled “—Potential Payments upon Termination.”
(20)
This stock option vests at a rate of 1/48th of the shares of our common stock underlying the stock option on January 8, 2021, and 1/48th of the shares of our common stock underlying the stock option monthly thereafter. The stock option is also subject to acceleration upon certain events as described in the section titled “—Potential Payments upon Termination.”
(21)
This stock option vests at a rate of 1/4th of the shares of our common stock underlying the stock option on May 19, 2022, and 1/48th of the shares of our common stock underlying the stock option monthly thereafter. This stock option contains an early-exercise provision and is exercisable as to the unvested shares, subject to our right of repurchase. The stock option is also subject to acceleration upon certain events as described in the section titled “—Potential Payments upon Termination.”
(22)
This restricted stock unit award vests at a rate of 1/4th of the shares of our common stock underlying the award on May 19, 2022, and 1/12th of the remaining shares of our common stock underlying the award quarterly thereafter. The award is also subject to acceleration upon certain events as described in the section titled “—Potential Payments upon Termination.”
(23)
This stock option vested in full on February 28, 2023.
(24)
This restricted stock unit award vested in full on February 28, 2023.
(25)
This restricted stock unit vests at a rate of 6.25% the shares of our common stock underlying the award on November 16, 2022, and 6.25% of the remaining shares of our common stock underlying the award quarterly thereafter. The award is also subject to acceleration upon certain events as described in the section titled “—Potential Payments upon Termination.”

Employment Agreements

We have entered into letter agreements with each of our named executive officers. The letter agreements generally provide for at-will employment and set forth the named executive officer’s initial base salary, eligibility for employee benefits and equity awards, and their compensation is reviewed periodically and subject to the discretion of our Board of Directors and Compensation Committee. Any potential payments and benefits due upon a termination of employment or in connection with a change in control of us are described below in “—Potential Payments upon Termination.”

Mr. Breuil’s employment was terminated effective as of the effective time of the Merger. Following the Merger, Mr. Breuil entered into a consulting agreement with CalciMedica that became effective on March 20, 2023, whereby Mr. Breuil will perform and do certain work for the Company in furtherance of its financial accounting, asset and liability divestitures and public company filings. Mr. Breuil will provide consulting services through June 16, 2023, unless earlier terminated by the Company or Mr. Breuil upon 15 days written notice. Mr. Breuil shall be paid an upfront, nonrefundable retainer of $15,000, against which he shall credit all services performed at an hourly rate of $600 per hour, with an additional retainer to be paid after the first 20 hours of work performed.

Potential Payments upon Termination

Outside of a Change in Control.

Pursuant to the terms of his offer letter, in the event that Dr. Guerard is terminated without “cause” (as such term is defined his offer letter) and not in connection with a change in control, he will be entitled to receive a cash amount, payable in a lump sum, equal to 12 months of his annual base salary and will be entitled to continued coverage under our group-healthcare plans for a period of 12 months following the termination date. In addition, Dr. Guerard would receive nine months of accelerated vesting with respect to his stock option grant, dated February 1, 2019, and his stock option grant, dated November 7, 2019. All such severance payments and benefits are subject to Dr. Guerard’s execution of a general release of claims against us.

Pursuant to the terms of his offer letter, in the event that Mr. Breuil is terminated without “cause” (other than due to death or “permanent disability” (as such terms are defined in his offer letter)), he will be entitled to annual base salary continuation until the earlier of (x) nine months following the termination date and (y) the date upon which he commences new employment or substantial self-employment. Mr. Breuil will also be entitled to the same portion of the monthly premium as we pay for active employees for coverage under our group-healthcare plans for a period ending on the earlier of (x) nine months following the termination date, (y) the expiration of his continued coverage under the Consolidated Omnibus Budget Reconciliation Act, or COBRA, and (z) the date he commences new employment or substantial self-employment and becomes covered under another group health plan. All such severance payments and benefits are subject to Mr. Breuil’s execution of a general release of claims against us. Additionally, Mr. Breuil would receive the opportunity to exercise the vested portion of his option grant, dated September 11, 2020, until the first anniversary of his termination.

Pursuant to the terms of her offer letter, in the event that Dr. Zamiri is terminated without “cause” (other than due to death or “permanent disability” (as such terms are defined in her offer letter)), she will be entitled to annual base salary continuation until the earlier of (x) six months following the termination date and (y) the date upon which she commences new employment or substantial self-employment. Dr. Zamiri will also be entitled to the same portion of the monthly premium as we pay for active employees for coverage under our group-healthcare plans for a period ending on the earlier of (x) six months following the termination date, (y) the expiration of her continued coverage under COBRA, and (z) the date she commences new employment or substantial self-employment and becomes covered under another group health plan. All such severance payments and benefits are subject to Dr. Zamiri’s execution of a general release of claims against us. Additionally, Dr. Zamiri would receive the opportunity to exercise the vested portion of her option grant, dated July 7, 2020, until the first anniversary of her termination.

In Connection with a Change in Control.

Our named executive officers who are current officers of the company participate in our Change in Control Severance Policy (as amended, the “Change in Control Severance Policy”). Pursuant to the Change in Control Severance Policy, in the event that Dr. Guerard is terminated without “cause” (as defined in the Change in Control Severance Policy) or resigns for “good reason” (as defined in the Change in Control Severance Policy) on or within 12 months following a “change in control” of us (as defined in the Change in Control Severance Policy), he will be entitled to receive a cash amount, payable in a lump sum, equal to (i) 18 months’ annual base salary and (ii) 1.5 times his target bonus for the fiscal year in which the termination occurs. Dr. Guerard will also be entitled to continued coverage under our group-healthcare plans for a period ending on the earlier of (x) 18 months following the termination date and (y) the date that Dr. Guerard and his covered dependents become eligible for coverage under another employer’s plans. In addition, each then-outstanding equity award that is granted on or after September 24, 2020 that vests subject to Dr. Guerard’s continued service will automatically become vested and exercisable in full pursuant to the terms of the Change in Control Severance Policy. Grant agreements for equity awards subject to performance-based vesting criteria may provide for alternative treatment upon a termination described above. Absent any such treatment in such grant agreement, the acceleration of equity awards subject to performance-based vesting criteria shall be deemed to have been met based on the achievement of such award at the greater of target or, if determinable, actual performance. In addition, each then-outstanding equity award that was granted before September 24, 2020 pursuant to the 2015 Plan that vests subject to Dr. Guerard’s continued service will automatically become vested and exercisable in full in the event that Dr. Guerard is terminated without “cause” (as defined in the 2015 Plan) or resigns for “good reason” (as defined in the 2015 Plan) following a “change in control” of us (as defined in the 2015 Plan), pursuant to the terms of the 2015 Plan.

Pursuant to the Change in Control Severance Policy, in the event that Mr. Breuil or Dr. Zamiri is terminated without “cause” (as defined in the Change in Control Severance Policy) or resigns for “good reason” (as defined in the Change in Control Severance Policy) within 12 months following a “change in control” of us (as defined in the Change in Control Severance Policy), he or she will be entitled to receive a cash amount, payable in a lump sum, equal to (i) 15 months’ annual base salary and (ii) 1.25 times his or her target bonus for the fiscal year in which the termination occurs. He or she will also be entitled to continued coverage under our group-healthcare plans for a period ending on the earlier of (x) 15 months following the termination date and (y) the date that he or she and his or her covered dependents become eligible for coverage under another employer’s plans. In addition, each then-outstanding equity award that is granted on or after September 24, 2020 that vests subject to his or her continued service will automatically become vested and exercisable in full pursuant to the terms of the Change in Control Severance Policy. Grant agreements for equity awards subject to performance-based vesting criteria may provide for alternative treatment upon a termination described above. Absent any such treatment in such grant agreement, the acceleration of equity awards subject to performance-based vesting criteria shall be deemed to have been met based on the achievement of such award at the greater of target or, if determinable, actual performance. In addition, each then-outstanding equity award that was granted before September 24, 2020 pursuant to the 2015 Plan that vests subject to Mr. Breuil’s or Dr. Zamiri’s continued service will automatically become vested and exercisable in full in the event that Mr. Breuil or Dr. Zamiri is terminated without “cause” (as defined in the 2015 Plan) or resigns for “good reason” (as defined in the 2015 Plan) following a “change in control” of us (as defined in the 2015 Plan), pursuant to the terms of the 2015 Plan.

The vesting of any outstanding equity award that is not assumed by a successor company following a change in control of us will automatically accelerate in full without regard to our named executive officers’ termination of service.

All such severance payments and benefits are subject to each named executive officer’s execution of a general release of claims against us.

CalciMedica Merger Transaction.

Upon the involuntary, without “cause” termination of the employment of Dr. Guerard, Robert S. Breuil and Parisa Zamiri in connection with the closing of the Merger (in Dr. Zamiri’s case, upon her earlier termination of employment prior to closing), Dr. Guerard, Mr. Breuil and Dr. Zamiri received the severance benefits and vesting acceleration provided under the Change in Control Severance Policy.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents information as of December 31, 2022 with respect to compensation plans under which shares of our common stock may be issued.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	(b) Weighted- average exercise price of outstanding options, warrants and rights (2)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (3)
Equity compensation plans approved by security holders	7,668,056	$5.49	803,887
Equity compensation plans not approved by security holders	—	—	—
Total	7,668,056	$5.49	803,887

(1)
The amount shown in column (a) includes 4,352,440 outstanding options and 3,315,616 restricted stock units.
(2)
The weighted average exercise price in column (b) includes options only as restricted stock units do not have exercise prices.
(3)
The amount shown in column (c) represents 593,887 shares available for issuance under the 2020 Plan (as defined below), which plan permits the grant of incentive and non-qualified stock options, stock appreciation rights, restricted stock, stock awards and restricted stock units; and 210,000 shares available for issuance under the ESPP. The 2020 Plan and ESPP each contain an “evergreen” provision, pursuant to which on January 1st of each year we automatically add 5% and 1% of our shares of common stock outstanding on the preceding December 31st to the shares reserved for issuance, respectively, provided that the Compensation Committee of our Board may authorize a lesser number in each case. As we have not yet implemented our ESPP, no increase in the shares available for issuance under the ESPP have been authorized by the Compensation Committee. In addition, pursuant to a “pour over” provision in our 2020 Plan, options that are cancelled, expired or terminated under the 2015 Stock Incentive Plan are added to the number of shares reserved for issuance under the 2020 Plan.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

Other than the executive officer and director compensation arrangements discussed above under “Executive Compensation” and “Proposal No. 1-Election of Class III Directors,” respectively, since January 1, 2021, the following are the only transactions or series of similar transactions to which we were or will be a party in which the amount involved exceeds $120,000 and in which any director, nominee for director, executive officer, beneficial holder of more than 5% of our capital stock or any member of their immediate family or any entity affiliated with any of the foregoing persons had or will have a direct or indirect material interest.

CalciMedica Series D Convertible Preferred Stock Financing

In February 2021, CalciMedica completed closings of an aggregate of 8,152,834 shares of its Series D convertible preferred stock at a purchase price of $0.8045 per share for aggregate gross proceeds of approximately $6.6 million. From March 2021 to July 2021, CalciMedica completed subsequent closings as follows: (i) an aggregate of 5,069,660 additional shares of its Series D convertible preferred stock were sold in March 2021at a purchase price of $0.8045 per share for aggregate gross proceeds of approximately $4.1 million, (ii) an aggregate of 12,911,742 additional shares of its Series D convertible preferred stock were sold in June 2021 at a purchase price of $0.8045 per share for aggregate gross proceeds of approximately $10.4 million and (iii) an aggregate of 745,804 additional shares of its Series D convertible preferred stock were sold in July 2021 at a purchase price of $0.8045 per share for aggregate gross proceeds of approximately $0.6 million.

In connection with each closing of the Series D convertible preferred stock financing, CalciMedica issued warrants to purchase Series D convertible preferred stock at an exercise price of $0.8045 per share.

Immediately prior to the effective time of the Merger, each outstanding share of CalciMedica’s Series D convertible preferred stock converted into shares of CalciMedica common stock and at the effective time of the Merger the shares of CalciMedica common stock were converted into shares of Graybug common stock in accordance with the Merger Agreement. Additionally, the warrants to purchase shares of CalciMedica’s Series D convertible preferred stock were assumed by Graybug and became warrants to purchase shares of Graybug common stock in accordance with the Merger Agreement.

The following table summarizes purchases of shares of CalciMedica’s Series D convertible preferred stock by members of CalciMedica’s board of directors and entities affiliated with CalciMedica’s executive officers and members of its board of directors.

Participants	Shares of Series D Convertible Preferred Stock Purchased (#)	Aggregate Purchase Price ($)	Warrant to Purchase Shares of Series D Convertible Preferred Stock
Valence Investments SPV V, LLC(1)	2,299,564	$1,849,999	689,870
Entities affiliated with Sanderling Venture Partners(2)	8,079,550	$6,499,998	2,423,866
Robert N. Wilson	1,988,812	$1,599,999	596,642

(1)
Dr. Leheny, our Chief Executive Officer and a member of our Board of Directors, and Mr. Roberts, our Chief Business Officer and a member of our Board of Directors, are co-founders and managing directors of Valence Investments SPV V, LLC.
(2)
Consists of (i) 2,575,758 shares of Series D convertible preferred stock purchased by Sanderling Venture Partners VI Co-Investments Fund, L.P., (ii) 2,224,984 shares of Series D convertible preferred stock purchased by Sanderling Venture Partners VI, L.P., (iii) 48,492 shares of Series D convertible preferred stock purchased by Sanderling Ventures Management VI, (iv) 32,302 shares of Series D convertible preferred stock purchased by Sanderling Ventures Management VII, (v) 630,887 shares of Series D convertible preferred stock purchased by Sanderling VII (Canada), LP, (vi) 162,979 shares of Series D convertible preferred stock purchased by Sanderling VII Annex Fund, L.P. and (vii) 2,404,148 shares of Series D convertible preferred stock purchased by Sanderling Ventures VII, LP. Additionally, CalciMedica issued a warrant to purchase (i) 772,726 shares of Series D convertible preferred stock to Sanderling Venture Partners VI Co-Investments Fund, L.P., (ii) 667,494 shares of Series D convertible preferred stock to Sanderling Venture Partners VI, L.P., (iii) 14,546 shares of Series D convertible preferred stock to Sanderling Ventures Management VI, (iv) 9,690 shares of Series D preferred to Sanderling Ventures Management VII, (v) 189,266 shares of Series D convertible preferred stock to Sanderling Ventures VII (Canada), LP, (vi) 48,893 shares of Series D convertible preferred stock to Sanderling Ventures VII Annex Fund, L.P. and (vii) 721,244 shares of Series D convertible preferred stock to Sanderling Ventures VII, LP. Mr. Middleton, a member of our Board of Directors, is a managing director of at Sanderling Ventures. Robert G. McNeil was former co-chairman of CalciMedica’s board of directors and was a managing director of Sanderling Ventures at the time.

CalciMedica Investor Rights, Management, Voting and Co-Sale Agreements

In connection with the CalciMedica Series D preferred stock financing, CalciMedica entered into amended and restated investor rights, voting and right of first refusal and co-sale agreements containing registration rights, information rights, rights of first offer, voting rights and rights of first refusal, among other things, with certain holders of CalciMedica capital stock. Dr. Leheny, our Chief Executive Officer and a member of our Board of Directors, Mr. Dunn, our President and Chief Operating Officer, Mr. Roberts, our Chief Business Officer and a member of our Board of Directors, Mr. Wilson, the Chair of our Board of Directors, Mr. Middleton, a member of our Board of Directors, and Robert G. McNeil, former co-chairman of CalciMedica’s board of directors, were parties to these agreements or were affiliated with parties to these agreements. Pursuant to the terms of the Merger Agreement, these agreements terminated immediately prior to the effective time of the Merger.

CalciMedica Convertible Promissory Note and Warrant Financing

From April 2022 to November 2022, CalciMedica issued and sold convertible promissory notes (the “2022 Notes”) to certain investors in the aggregate principal amount of approximately $8.5 million through multiple closings. The 2022 Notes accrued interest at a rate of 6% per annum and had a maturity date of December 31, 2023. Immediately prior to the effective time of the Merger, the 2022 Notes converted into shares of CalciMedica common stock at a conversion price based on the equivalent valuation of the cash price paid per share by the private placement investors purchasing shares of CalciMedica common stock in the private placement multiplied by 0.85. Such shares of CalciMedica common stock were then converted into shares of Graybug common stock at the effective time of the Merger in accordance with the Merger Agreement.

In connection with each purchase of a 2022 Note, CalciMedica issued to each holder of such 2022 Note a warrant (the “2022 Warrants”) to purchase shares of CalciMedica common stock at an exercise price of $0.01 per share. The holder of a 2022 Warrant had the right to purchase up to a number of shares of CalciMedica common stock equal to (i) 15% (“Warrant Coverage”) of the principal amount of the 2022 Note purchased by such holder concurrently therewith, divided by (ii) the cash price paid per share by the investors in the qualified financing or an initial public offering, as applicable, or in the case of a “de-SPAC” business combination or a reverse merger transaction between CalciMedica and a publicly traded company (a “Public Combination”), the equivalent valuation of the lower of the cash price per share by the investors purchasing shares in the publicly traded company in connection with such Public Combination or the cash price per shares by the investors purchasing shares of CalciMedica common stock in connection with such Public Combination, in each case, rounding down to the nearest whole share and subject to the terms of the 2022 Notes; provided, however, that any holder that purchased 2022 Notes in excess of the holder’s pro rata commitment (as defined in the 2022 Note) received a 40% Warrant Coverage on the principal amount of the 2022 Note that was in excess of its pro rata commitment. The 2022 Warrants had a five-year term. In connection with the Merger, the 2022 Warrants were automatically net exercised in accordance with the terms of the 2022 Warrants.

The following table summarizes purchases of the 2022 Notes and 2022 Warrants by members of CalciMedica’s board of directors and entities affiliated with CalciMedica’s executive officers and members of its board of directors.

Participants	Aggregate Principal Amount of 2022 Notes	Shares of Common Stock Underlying 2022 Warrants(1)
Valence Investments SPV VI, LLC(2)	$1,800,509	1,211,742
Entities affiliated with Sanderling Venture Partners(3)	$3,120,605	1,748,644
IRA Financial Trust Company CFBO Eric W. Roberts(4)	$63,689	44,081
Robert N. Wilson	$747,932	515,352

(1)
Represents shares of CalciMedica common stock.
(2)
Dr. Leheny, our Chief Executive Officer and a member of our Board of Directors, and Mr. Roberts, our Chief Business Officer and a member of our Board of Directors, are co-founders and managing directors of Valence Investments SPV VI, LLC.
(3)
Consists of: (i) Sanderling Ventures VII, L.P., (ii) Sanderling Ventures VII (Canada), L.P., (iii) Sanderling Ventures VII Annex Fund, L.P., and (iv) Sanderling Venture Partners VI Co-Investment Fund, L.P. Mr. Middleton, a member of our Board of Directors, is a managing director of at Sanderling Ventures.
(4)
IRA Financial Trust Company CFBO Eric W. Roberts. is Mr. Roberts’ self-directed investment retirement account. Mr. Roberts is our Chief Business Officer and a member of our Board of Directors.

CalciMedica Private Placement

Immediately prior to the effective time of the Merger, CalciMedica issued and sold an aggregate of 20,706,998 shares of CalciMedica common stock to certain investors in the private placement for gross proceeds of approximately $10.3 million.

In connection with the private placement, CalciMedica entered into the Registration Rights Agreement with the private placement investors, pursuant to which CalciMedica granted certain registration rights with respect to the shares sold to the private placement investors in the private placement. The Registration Rights Agreement imposes certain affirmative obligations on the Company, including the obligation to, among other things, use commercially reasonable efforts to file with the SEC, as soon as practicable following the closing of the private placement but in no event later than the 90th calendar day following the closing of the private placement, a registration statement on Form S-3 registering the resale of the shares sold in the private placement. The registration rights described therein terminate upon the earlier to occur of (a) the date that is five years from the effective date of the resale registration statement; or (b) such time as there are no registrable securities.

The following table summarizes purchases of shares of CalciMedica common stock in the private placement by members of CalciMedica’s board of directors, entities affiliated with members of CalciMedica’s executive officers and board of directors and beneficial owners of more than 5% of our common stock.

Participants	Aggregate Purchase Price ($)	Shares of Common Stock
Valence Investments SPV VI, LLC(1)	$2,680,357	5,367,368
Entities affiliated with Sanderling Venture Partners(2)	$2,666,667	5,339,954
IRA Financial Trust Company CFBO Eric W. Roberts(3)	$86,310	172,834
Robert N. Wilson	$1,000,000	2,002,483
Revelation Healthcare Fund I, L.P.	$2,666,667	5,339,954

(1)
Dr. Leheny, our Chief Executive Officer and a member of our Board of Directors, and Mr. Roberts, our Chief Business Officer and a member of our Board of Directors, are co-founders and managing directors of Valence Investments SPV VI, LLC.
(2)
Consists of: (i) Sanderling Ventures VII, L.P., (ii) Sanderling Ventures VII (Canada), L.P., (iii) Sanderling Ventures VII Annex Fund, L.P., (iv) Sanderling Venture Partners VI, L.P. and (v) Sanderling Venture Partners VI Co-Investment Fund, L.P. Mr. Middleton, a member of our Board of Directors, is a managing director of at Sanderling Ventures.
(3)
The foregoing description of the Registration Rights Agreement is not complete and is subject to and qualified in its entirety by reference to the Registration Rights Agreement, a copy of which was filed as Exhibit 4.2 to our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, and is incorporated herein by reference.

Danforth Consulting Agreement and Warrant

On October 26, 2020, CalciMedica entered into a consulting agreement (the “Danforth Consulting Agreement”) with Danforth Advisors, LLC (“Danforth”), a company affiliated with Mr. Geffken, our Interim Chief Financial Officer. The Danforth Consulting Agreement provides that Danforth will provide certain strategic and financial advice and support services to CalciMedica. The Danforth Consulting Agreement remains in effect until such time as either party has given notice of termination and may be terminated by either party upon 30 days prior written notice to the other party. As consideration under the Danforth Consulting Agreement, CalciMedica compensates Danforth with consulting fees based on hourly rates as enumerated in the Danforth Consulting Agreement. In the years ended December 31, 2021 and 2022, CalciMedica paid aggregate fees to Danforth of $275,000 and $205,000, respectively, pursuant to the Danforth Consulting Agreement. Through the date of this Proxy Statement, for the year ending December 31, 2023, CalciMedica has paid aggregate fees to Danforth of $426,498 pursuant to the Danforth Consulting Agreement.

In connection with the Danforth Consulting Agreement, CalciMedica also granted to SG Dan Equity Holdings, LLC, a company affiliated with Mr. Geffken (“SG Dan Equity”), a warrant (“SG 2020 Warrant”) to purchase 400,000 shares of CalciMedica common stock at an exercise price of $0.19 per share (subject to adjustment as provided therein), of which 1/24 of the shares became vested and exercisable on November 26, 2020, and an additional 1/24 of the shares vested on the same day of each full succeeding calendar month thereafter until fully vested and exercisable on October 26, 2022. The SG 2020 Warrant is exercisable until November 9, 2030, unless earlier terminated. The SG 2020 Warrant shall terminate in the event of certain change of control transactions or asset transfers (as provided therein) unless exercised immediately prior to any such transaction. Upon the closing of the Merger, the SG 2020 Warrant was assumed by Graybug and converted into a warrant to purchase Graybug common stock in accordance with the terms of the Merger Agreement and the SG 2020 Warrant.

Additionally, on October 18, 2022, CalciMedica granted SG Dan Equity a warrant (“SG 2022 Warrant”) to purchase 200,000 shares of CalciMedica common stock at an exercise price of $0.30 per share (subject to adjustment as provided therein), of which 1/12 of the shares were immediately vested and exercisable, and an additional 1/12 of the shares become vested and exercisable monthly thereafter. If the Danforth Consulting Agreement is terminated by CalciMedica at any time prior to October 18, 2023, then the unvested shares shall vest in full upon such termination. The SG 2022 Warrant is exercisable until October 18, 2032, unless earlier terminated. The SG 2022 Warrant shall terminate in the event of certain change of control transactions or asset transfers (as provided therein) unless exercised immediately prior to any such transaction. Upon the closing of the Merger, the SG 2022 Warrant was assumed by Graybug and converted into a warrant to purchase Graybug common stock in accordance with the terms of the Merger Agreement and the SG 2022 Warrant.

CalciMedica Warrants

On October 18, 2022, CalciMedica granted to Mr. Roberts, our Chief Business Officer and a member of our Board of Directors, a warrant (the “Roberts 2022 Warrant”) to purchase 96,970 shares of CalciMedica common stock at an exercise price of $0.30 per share (subject to adjustment as provided therein), of which 1/48 of the shares vested and become exercisable on March 22, 2021, and an additional 1/48 of the shares become vested and exercisable monthly on the same day of the month thereafter, subject to Mr. Roberts continuing to be an employee, director or consultant of CalciMedica (a “Service Provider”) through each such date. Upon a change in control (as provided therein), the unvested shares shall immediately vest and become exercisable, subject to Mr. Roberts continuing to be a Service Provider through each such date. The Roberts 2022 Warrant is exercisable through April 27, 2031, unless earlier terminated. Following such date as Mr. Roberts ceases to be a Service Provider, the Roberts 2022 Warrant shall be exercisable for three months after such date. Upon Mr. Roberts’ death or disability, the Roberts 2022 Warrant is exercisable for one year after Mr. Roberts’ ceases to be a Service Provider. The Roberts 2022 Warrant shall terminate in the event of certain change of control transactions (as provided therein) unless exercised immediately prior to any such transaction. Upon the closing of the Merger, the Roberts 2022 Warrant was assumed by Graybug and converted into a warrant to purchase Graybug common stock in accordance with the terms of the Merger Agreement and the Roberts 2022 Warrant.

On October 25, 2022, CalciMedica granted Mr. Middleton a warrant (the “Middleton 2022 Warrant”) to purchase 200,000 shares of CalciMedica common stock at an exercise price of $0.30 per share (subject to adjustment as provided therein), of which 1/12 of the shares vested and became exercisable on November 25, 2022, and an additional 1//12 of the shares become vested and exercisable monthly on the same day of the month thereafter, subject to Mr. Middleton continuing to be a director, officer, employee or consultant of CalciMedica, or any parent or subsidiary of CalciMedica. The Middleton 2022 Warrant is exercisable through April 27, 2031, unless earlier terminated. The Middleton 2022 Warrant shall terminate in the event of certain change of control transactions and asset transfers (as provided therein) unless exercised immediately prior to any such transaction. In addition, the Middleton 2022 Warrant contains certain lock-up restrictions for 180 days following the effective date of certain registration statements of CalciMedica filed under the Securities Act. Upon the closing of the Merger, the Middleton 2022 Warrant was assumed by Graybug and converted into a warrant to purchase Graybug common stock in accordance with the terms of the Merger Agreement and the Middleton 2022 Warrant.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements, our restated certificate of incorporation and our restated bylaws require us to indemnify our directors to the fullest extent not prohibited by Delaware law. Subject to certain limitations, our restated bylaws also require us to advance expenses incurred by our directors and officers.

Policies and Procedures for Related-Party Transactions

Our Board of Directors has adopted a written related-person transactions policy. Under this policy, our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of our common stock, and any members of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a material related-person transaction with us without the review and approval of our Audit Committee, or our Nominating and Corporate Governance Committee in the event it is inappropriate for our Audit Committee to review such transaction due to a conflict of interest. The policy provides that any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of our common stock or with any of their immediate family members or affiliates in which the amount involved exceeds $120,000 will be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee will consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to, the related party’s relationship to the Company and interest in the transaction and the potential impact on a director’s independence if the related party is a director.

ADDITIONAL INFORMATION

Stockholder Proposals to be Presented at Next Annual Meeting

Requirements for Stockholder Proposals to be Brought Before an Annual Meeting. Our bylaws provide that for stockholder nominations to our Board of Directors or other proposals to be considered at an annual meeting of stockholders, the stockholder must give timely notice thereof in writing to the Corporate Secretary at CalciMedica, Inc., 505 Coast Boulevard South, Suite 307, La Jolla, CA 92037.

To be timely for our company’s annual meeting of stockholders to be held in 2024 (the “2024 Annual Meeting”), a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices not earlier than the close of business on April 26, 2024 and not later than the close of business on May 26, 2024. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the 2024 Annual Meeting the information required by applicable law and our bylaws. However, if the date of the 2024 Annual Meeting is more than 30 days before or more than 60 days after the one-year anniversary of the date of our 2023 Annual Meeting, for the stockholder notice to be timely, it must be delivered to the Corporate Secretary at our principal executive offices not earlier than the close of business on the 105th day prior to the date of the 2024 Annual Meeting and not later than the close of business on the later of (1) the 90th day prior to such annual meeting or (2) the close of business on the tenth day following the day on which public announcement of the date of such meeting is first made by us.

Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials. Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2024 Annual Meeting must be received by us not later than February 29, 2024 in order to be considered for inclusion in our proxy materials for that meeting. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the 2024 Annual Meeting the information required by applicable law and our bylaws.

In addition, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide in their notice any additional information required by Rule 14a-19(b) under the Exchange Act.

Available Information

We will mail without charge, upon written request, a copy of our Annual Report on Form 10-K for the year ended December 31, 2022, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

CalciMedica, Inc.

505 Coast Boulevard South, Suite 307

La Jolla, CA 92037

The Annual Report on Form 10-K is also available at https://ir.calcimedica.com. The information on our website is not incorporated by reference into this Proxy Statement or our Annual Report.

“Householding” - Stockholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our Annual Report on Form 10-K and proxy materials, unless the affected stockholder has provided other instructions.

We expect that a number of brokers with account holders who are our stockholders will be “householding” our Annual Report on Form 10-K and proxy materials. A single set of Annual Report on Form 10-K and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting their broker. Stockholders may revoke their consent at any time by contacting American Stock Transfer & Trust Company, LLC, through their website at www.astfinancial.com or by phone at (800) 937-5449.

Upon written or oral request, we will undertake to promptly deliver a separate copy of the proxy statement, proxy card, Annual Report on Form 10-K and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the proxy statement, proxy card and, if applicable, Annual Report on Form 10-K and other proxy materials, you may write our Investor Relations Department at CalciMedica, Inc., 505 Coast Boulevard South, Suite 307 La Jolla, CA 92037, Attn: Investor Relations, or submit a request on our website at https://ir.calcimedica.com/ or calcimedica@argotpartners.com.

Any stockholders who share the same address and currently receive multiple copies of our Notice of Internet Availability or Annual Report on Form 10-K and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about “householding” or our Investor Relations Department at the address listed above.

OTHER MATTERS

Our Board of Directors does not presently intend to bring any other business before the meeting and, so far as is known to the Board of Directors, no matters are to be brought before the meeting except as specified in the notice of the meeting. As to any business that may arise and properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

CalciMedica YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: CalciMedica, Inc. Annual Meeting of Stockholders For Stockholders of Record as of June 23, 2023 DATE: Wednesday, August 9, 2023 TIME: 9:00 AM, Pacific Time PLACE: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/CALC for more details This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints A. Rachel Leheny, Ph.D. and Daniel Geffken, MBA (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of CalciMedica, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE P.O. BOX 8016, CARY, NC 27512-9903 INTERNET Go To: www.proxypush.com/CALC Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote PHONE Call 1-866-859-2440 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions LIVE AGENT Call (888) 406-6229 Speak to a live agent and vote on a recorded line MAIL Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided You must register to attend the meeting online and/or participate at www.proxydocs.com/CALC

CalciMedica, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. To elect two Class III directors, each to serve a three-year term through the 2026 annual meeting of stockholders following this meeting and until a successor has been elected and qualified or until earlier resignation or removal. FOR WITHHOLD 1.01 Robert N. Wilson #P2# #P2# FOR 1.02 Allan Shaw #P3# #P3# FOR FOR AGAINST ABSTAIN 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. #P4# #P4# #P4# FOR You must register to attend the meeting online and/or participate at www.proxydocs.com/CALC Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Proposal_Page - VIFL Date Signature (if held jointly) Date Please make your marks like this: X